SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ]  Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))

     [x]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Under Rule 14a-12


                         The Charles Schwab Corporation
--------------------------------------------------------------------------------
                (Name or Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

     [x]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applied:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials:

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     [ ]  Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (3)  Filing Party:

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









               The Charles Schwab Corporation 2001 Proxy Statement

                                                          LETTER TO STOCKHOLDERS


                                                                  March 26, 2001




Dear Fellow Stockholders:


We cordially invite you to attend our 2001 Annual Meeting of Stockholders. The meeting will be held on Monday, May 7, 2001, at 2:00 p.m., Pacific time, at the Palace Hotel, 2 New Montgomery Street, San Francisco, California.

At the meeting we will:

    * elect four directors for three-year terms,

    * vote on a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock,

    * vote on a proposal to approve the 2001 Stock Incentive Plan,

    * vote on a proposal to approve the Annual Executive Individual Performance Plan, as amended, and

    * transact any other business properly coming before the meeting.


We also will report on our performance in 2000 and answer your  questions.


In view of your interest in the webcast of last year's annual meeting, we will offer a webcast of this year's meeting.

We are continuing to make our proxy statement and annual report available over the Internet. Also, all stockholders again will be able to vote on the Internet. WE ENCOURAGE YOU ONCE AGAIN TO TAKE ADVANTAGE OF INTERNET VOTING. IT IS A SIMPLE PROCESS AND THE LEAST EXPENSIVE WAY FOR US TO PROCESS YOUR VOTE. Furthermore, if you vote on the Internet, you will have the option at that time to enroll in Internet delivery. WE ENCOURAGE STOCKHOLDERS WHO HAVE NOT YET DONE SO TO ENROLL IN INTERNET DELIVERY. IT IS THE LEAST EXPENSIVE AND QUICKEST WAY FOR US TO SEND PROXY MATERIALS TO YOU.

We want to express our appreciation to Dr. Condoleezza Rice who, after 18 months of valued service, resigned from our Board of Directors in January 2001, after which time she began serving as the National Security Advisor of the United States. While performing this governmental service, Dr. Rice is on leave from Stanford University as a Senior Fellow at the Hoover Institution and distinguished Professor of Political Science.

We look forward to seeing you at the meeting. If you cannot attend the meeting in person, we encourage you to join us via the Internet broadcast.

Sincerely,



/s/ CHARLES R. SCHWAB                    /s/ DAVID S. POTTRUCK
---------------------                    ---------------------

CHARLES R. SCHWAB                        DAVID S. POTTRUCK
CHAIRMAN OF THE BOARD AND                PRESIDENT AND
CO-CHIEF EXECUTIVE OFFICER               CO-CHIEF EXECUTIVE OFFICER


                                       1


[side bar]

[PHOTO OF CHARLES R. SCHWAB AND DAVID S. POTTRUCK]

TABLE OF CONTENTS


NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS..................................3


PROXY STATEMENT................................................................4


   Questions and Answers.......................................................5


   Proposals To Be Voted On...................................................10



   The Board of Directors.....................................................13


   Board and Committee Meetings...............................................17


   Compensation Committee Interlocks and Insider Participation................18


   Director Compensation......................................................19


   Principal Stockholders.....................................................20


   Performance Graph..........................................................22


   Summary Compensation Table.................................................23


   Option Grants..............................................................26


   Options Exercised..........................................................27


   Compensation Committee Report..............................................28


   Audit Committee Report.....................................................34


   Auditor Independence.......................................................35


   Other Information..........................................................36


        Certain Transactions..................................................36


        Section 16(a) Beneficial Ownership Reporting Compliance...............37


        Stockholder Proposals.................................................37


        Costs of Proxy Solicitation...........................................37


        Incorporation by Reference............................................37


TICKETS AND INTERNET ACCESS TO THE ANNUAL MEETING.............................38


APPENDIX A - - DESCRIPTION OF EMPLOYMENT AND LICENSE AGREEMENTS...............39


APPENDIX B - - DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN...................42

APPENDIX C - - DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE
               PLAN...........................................................47

APPENDIX D - - NEW PLAN BENEFITS TABLE........................................49

APPENDIX E - - AUDIT COMMITTEE CHARTER........................................50

                                   NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS



The 2001 Annual Meeting of Stockholders of The Charles Schwab Corporation will be held on Monday, May 7, 2001, at 2:00 p.m., Pacific time, at the Palace Hotel, 2 New Montgomery Street, San Francisco, California, to conduct the following items of business:

    * elect four directors for three-year terms,

    * vote on a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock,

    * vote on a proposal to approve the 2001 Stock Incentive Plan,

    * vote on a proposal to approve the Annual Executive Individual Performance Plan, as amended, and

    * transact any other business  properly  coming before the meeting.

Stockholders who owned shares of our common stock at the close of business on March 8, 2001 are entitled to attend and vote at the meeting. A complete list of registered stockholders will be available prior to the meeting at our principal executive offices at 120 Kearny Street, San Francisco, California 94108.

By Order of the Board of Directors,


/s/ CARRIE E. DWYER
-------------------

CARRIE E. DWYER
EXECUTIVE VICE PRESIDENT,
GENERAL COUNSEL AND
CORPORATE SECRETARY


                                       3


[side bar]

THE 2001 ANNUAL
MEETING OF
STOCKHOLDERS WILL BE
HELD ON MONDAY, MAY 7,
2001, AT 2:00 P.M., AT
THE PALACE HOTEL
IN SAN FRANCISCO,
CALIFORNIA.

PROXY STATEMENT


As a stockholder of The Charles Schwab Corporation, you have a right to vote on certain matters affecting the company. This proxy statement discusses the proposals you are voting on this year. Please read this proxy statement carefully because it contains important information for you to consider when deciding how to vote. YOUR VOTE IS IMPORTANT.

In this proxy statement, we refer to The Charles Schwab Corporation as the "Company." We also refer to this proxy statement, the proxy card and our 2000 annual report as the "proxy materials."


     The Board of Directors is sending proxy materials to you and all other stockholders on or about March 26, 2001. The Board is asking you to vote your shares by completing and returning the proxy card or otherwise submitting your vote in a manner described on pages 5 and 6 of this proxy statement under "Questions and Answers - How Do I Vote?"


Unless we state otherwise, all information in this proxy statement concerning Company common stock reflects the May 2000 three-for-two stock split.

This proxy statement includes summary information on the Company's financial performance. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


                                       4


[side bar]

STOCKHOLDERS OWNING
COMPANY SHARES AT
THE CLOSE OF BUSINESS
ON MARCH 8, 2001 ARE
ENTITLED TO ATTEND
AND VOTE AT
THE MEETING.

                                                           QUESTIONS AND ANSWERS


Q:  WHO CAN VOTE AT THE ANNUAL MEETING?


A: Stockholders who owned Company common stock on March 8, 2001 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 1,386,965,389 shares of Company common stock outstanding on March 8, 2001.



Q:  WHAT IS IN THIS PROXY STATEMENT?

A: This proxy statement describes the proposals on which we would like you, as a stockholder, to vote. It also gives you information on the proposals, as well as other information, so that you can make an informed decision.


Q:  WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint Charles R. Schwab and David S. Pottruck as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing Mr. Schwab and Mr. Pottruck to vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.


Q:  WHAT AM I VOTING ON?

A:  We are asking you to vote on:

    * the election of four directors for terms of three years,

    * a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock,

    * a proposal to approve the 2001 Stock Incentive Plan, and

    * a proposal to approve the Annual Executive Individual Performance Plan, as amended.


The section entitled "Proposals To Be Voted On," beginning on page 10, gives you more information on these matters.



Q:  HOW DO I VOTE?

A:  YOU MAY VOTE BY MAIL.

You do this by completing and signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

    * as you instruct, and

    * according to the best judgment of Mr. Schwab and Mr. Pottruck if a proposal comes up for a vote at the meeting that is not on the proxy card.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

    * FOR the four named  nominees for  directors,

    * FOR approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock,

    * FOR approval of the 2001 Stock Incentive Plan,

    * FOR approval of the Annual Executive Individual Performance Plan, as amended, and




                                       5

[side bar]

WHO CAN VOTE AT THE
ANNUAL MEETING?

WHAT IS IN THIS PROXY
STATEMENT?

WHAT IS THE PROXY
CARD?

WHAT AM I VOTING ON?

HOW DO I VOTE?

QUESTIONS AND ANSWERS


    * according to the best judgment of Mr. Schwab and Mr.Pottruck if a proposal comes up for a vote at the meeting that is not on the proxy card.


YOU MAY VOTE BY TELEPHONE.

You do this by following the "Vote by Telephone" instructions that came with your proxy statement. If you vote by telephone, you do not have to mail in your proxy card.

YOU MAY VOTE ON THE INTERNET.

You do this by following the "Vote by Internet" instructions that came with your proxy statement. If you vote on the Internet, you do not have to mail in your proxy card.

YOU MAY VOTE IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote in person at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.


Q:  HOW DO I VOTE MY DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN SHARES?


A: If you participate in the Dividend Reinvestment and Stock Purchase Plan managed by our transfer agent, Wells Fargo Bank Minnesota, N.A., the proxy card you receive from Wells Fargo will include your Company shares held under that plan.

If you participate in our Dividend Reinvestment and Stock Purchase Plan through the Company's principal brokerage subsidiary, Charles Schwab & Co., Inc., the proxy card you receive from that firm will include Company shares held in your brokerage account and under that plan.


If you hold Company shares through the U.S. Trust Corporation Employee Stock Purchase Plan, the proxy card you receive from Wells Fargo will include those shares.


WE ENCOURAGE YOU TO EXAMINE YOUR PROXY CARD AND VOTING INSTRUCTIONS CLOSELY TO MAKE SURE YOU ARE VOTING ALL OF YOUR COMPANY SHARES.


Q:  HOW DO I VOTE MY RETIREMENT PLAN SHARES?


A: The proxy card you receive from our transfer agent will include your Company shares, if any, held under The SchwabPlan Retirement Savings and Investment Plan and under the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies. By completing and returning your proxy card, you provide voting instructions:

    * to the transfer agent for shares you hold in your individual name at Wells Fargo Bank Minnesota, N.A., and

    * to these plans' purchasing agents for shares you hold through these plans.


Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all your shares are voted.


                                       6


[side bar]

HOW DO I VOTE MY
DIVIDEND REINVESTMENT
AND STOCK PURCHASE
PLAN SHARES?

HOW DO I VOTE MY
RETIREMENT PLAN
SHARES?

WHAT DOES IT MEAN IF I
RECEIVE MORE THAN ONE
PROXY CARD?

                                                           QUESTIONS AND ANSWERS


Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.


Q:  WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A:  You may revoke your proxy and change your vote by:

    * signing another proxy card with a later date and returning it before the polls close at the meeting,

    * voting by telephone or on the Internet before 12:00 p.m., Central time, on May 4, 2001 (your LATEST telephone or Internet vote is counted), or

    * voting at the meeting.


Q:  WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?

A: IF YOUR SHARES ARE HELD IN STREET NAME, YOUR BROKERAGE FIRM, UNDER CERTAIN CIRCUMSTANCES, MAY VOTE YOUR SHARES.


Brokerage firms have authority under New York Stock Exchange rules to vote customers' unvoted shares on some "routine" matters. The New York Stock Exchange has determined that except for the proposal to approve the 2001 Stock Incentive Plan, all of the proposals described under "Proposals To Be Voted On," beginning on page 10, are considered routine matters.


If you do not give a proxy to vote your shares, your brokerage firm may either:

    * vote your shares on routine matters, or

    * leave your shares unvoted.


As a brokerage firm, Charles Schwab & Co., Inc. may vote its customers' unvoted shares on routine matters. However, as the Company's subsidiary, when it is voting on Company proposals, it must follow a stricter set of New York Stock Exchange rules. Specifically, our brokerage subsidiary can vote unvoted Company shares held in brokerage accounts only in the same proportion as all other stockholders vote.

When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote customers' unvoted shares on non-routine matters. These shares are considered not entitled to vote on non-routine matters,rather than having the effect of a vote against the matters.


We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

YOU MAY HAVE GRANTED TO YOUR STOCKBROKER DISCRETIONARY VOTING AUTHORITY OVER YOUR ACCOUNT.

Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker.


A PURCHASING AGENT UNDER A RETIREMENT PLAN MAY BE ABLE TO VOTE A PARTICIPANT'S UNVOTED SHARES. FOR EXAMPLE, IF YOU ARE A PARTICIPANT IN THE SCHWABPLAN RETIRE-MENT SAVINGS AND INVESTMENT PLAN, THE PLAN'S PURCHASING AGENT, UNDER CERTAIN CIRCUMSTANCES, CAN VOTE YOUR SHARES.


                                       7


[side bar]

WHAT IF I CHANGE MY
MIND AFTER I RETURN MY
PROXY?

WILL MY SHARES BE
VOTED IF I DO NOT
RETURN MY PROXY?

QUESTIONS AND ANSWERS


Specifically, the purchasing agent will vote shares you hold under the Employee Stock Ownership Plan ("ESOP") component of The SchwabPlan Retirement Savings and Investment Plan if the purchasing agent does not receive voting instructions from you. The purchasing agent will vote your unvoted shares held under the ESOP component of the overall plan in the same proportion as all other plan partici-pants vote their shares held under the ESOP component of the overall plan.



Q:  HOW MANY SHARES MUST BE PRESENT  TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of the Company's out-standing shares as of March 8, 2001 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

    * is present and votes in person at the meeting, or

    * has properly submitted a proxy (including voting by telephone or over the Internet).



Q:  HOW MANY VOTES MUST THE NOMINEES RECEIVE TO BE ELECTED AS DIRECTORS?


A: The four nominees receiving the highest number of votes FOR election will be elected as directors. This number is called a plurality.


Q: HOW MANY VOTES MUST THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION RECEIVE TO BE APPROVED?

A: The amendment will be approved if a majority of the Company's shares out-standing as of March 8, 2001 vote FOR approval.


Q: HOW MANY VOTES MUST THE 2001 STOCK INCENTIVE PLAN RECEIVE TO BE APPROVED?

A: The 2001 Stock Incentive Plan will be approved if a majority of the shares present at the meeting in person or by proxy vote FOR approval.


Q: HOW MANY VOTES MUST THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN RECEIVE TO BE APPROVED?



A: The Annual Executive Individual Performance Plan, as amended, will be approved if a majority of the shares present at the meeting in person or by proxy vote FOR approval.



Q:  WHAT HAPPENS IF A DIRECTOR NOMINEE IS UNABLE TO STAND FOR ELECTION?

A: The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have completed and returned your proxy card, Charles
R. Schwab and David S. Pottruck can vote your shares for a substitute nominee. They cannot vote for more than four nominees.


                                       8

[side bar]

HOW MANY SHARES
MUST BE PRESENT TO
HOLD THE MEETING?

HOW MANY VOTES MUST
THE NOMINEES RECEIVE TO
BE ELECTED AS
DIRECTORS?

HOW MANY VOTES MUST
THE AMENDMENT TO THE
CERTIFICATE OF
INCORPORATION RECEIVE
TO BE APPROVED?

HOW MANY VOTES MUST
THE 2001 STOCK
INCENTIVE PLAN RECEIVE
TO BE APPROVED?

HOW MANY VOTES MUST
THE ANNUAL EXECUTIVE
INDIVIDUAL
PERFORMANCE PLAN
RECEIVE TO BE
APPROVED?

WHAT HAPPENS IF A
DIRECTOR NOMINEE IS
UNABLE TO STAND FOR
ELECTION?

                                                           QUESTIONS AND ANSWERS


Q:  HOW ARE VOTES COUNTED?

A: You may vote either "for" each director nominee or withhold your vote from any one or more of the nominees.

You may vote "for" or "against" or "abstain" from voting on each of the other three proposals. If you abstain from voting on any proposal, it will have the same effect as a vote "against" the proposal.

If you give your proxy without voting instructions, your shares will be counted as a vote FOR each director nominee and FOR each of the other three proposals.

Voting results are tabulated and certified by our transfer agent, Wells Fargo Bank Minnesota, N.A.


Q:  IS MY VOTE KEPT CONFIDENTIAL?

A: Proxies, ballots and voting tabulations identifying stockholders are kept confidential by the Company's transfer agent and will not be disclosed except as may be necessary to meet legal requirements.


Q:  HOW DO I ACCESS THE ANNUAL MEETING ON THE INTERNET?


A: For information on how to receive the real-time broadcast of the annual meeting over the Internet, go to WWW.SCHWABEVENTS.COM.


Q:  WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2001. We will file that report with the Securities and Exchange Commission in mid-August, and you can get a copy by contacting our Investor Relations Hotline at (415) 636-2787 or the SEC at (800) SEC-0330 for the location of its nearest public reference room. You can also get a copy on the Internet at WWW.SCHWAB.COM by clicking on "About Schwab" or through the SEC's electronic data system called EDGAR at WWW.SEC.GOV.


                                       9

[side bar]

HOW ARE VOTES
COUNTED?

IS MY VOTE KEPT
CONFIDENTIAL?

HOW DO I ACCESS THE
ANNUAL MEETING ON THE
INTERNET?

WHERE DO I FIND THE
VOTING RESULTS OF THE
MEETING?

PROPOSALS TO BE VOTED ON


1.  ELECTION OF DIRECTORS

Nominees for directors this year are Donald G. Fisher, Anthony M. Frank, Jeffrey
S. Maurer and Arun Sarin.

Each nominee is presently a director of the Company and has consented to serve a new three-year term.

THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.


2.  APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

We are asking stockholders to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 2 billion to 3 billion. As of December 31, 2000, 1.507 billion of the 2 billion authorized shares had been used or reserved for use as follows:

    * 1.386 billion issued and outstanding shares,

    * 97 million shares reserved for stock options that have been granted,

    * 22 million shares reserved for future grants under incentive plans, and

    * 2 million shares required for other purposes.

Therefore, there are 493 million remaining available authorized shares of common stock.

Increasing the number of authorized shares of common stock will give the Company greater flexibility for:

    * stock splits and stock dividends,

    * grants under employee benefit and employee stock incentive plans,

    * financings, corporate mergers and acquisitions,

    * issuance of shares under the Company's Dividend Reinvestment and Stock Purchase Plan, and

    * other general corporate purposes.


Having this additional authorized capital stock available for future use will allow the Company to issue additional shares of common stock without the expense of a special meeting of stockholders.

The additional authorized shares will:

    * be part of the existing class of common stock,

    * not affect the terms of the common stock or the rights of the holders of common stock, and

    * have the same rights and privileges as the shares of common stock presently outstanding.

Stockholders' current ownership of common stock will not give them automatic rights to purchase any of the additional authorized shares.


Any future issuance of additional authorized shares of common stock will decrease the existing stockholders' equity ownership and may have a dilutive effect on earnings per share of common stock and on the equity and voting rights of those holding common stock at the time the additional authorized shares are issued.


Although not a factor in the Board's decision to propose the amendment to the Certificate of Incorporation, one of the effects of the amendment may be to enable


                                       10


[side bar]

ELECTION OF DIRECTORS

o  DONALD G. FISHER

o  ANTHONY M. FRANK

o  JEFFREY S. MAURER

o  ARUN SARIN

APPROVAL OF
AMENDMENT TO
CERTIFICATE OF
INCORPORATION

                                                        PROPOSALS TO BE VOTED ON


the Board to make more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and as a result protect the continuity of present management. The Company is not aware of any effort to accumulate its securities or obtain control of the Company by means of a tender offer, proxy contest or otherwise.


The Company is not presently negotiating with anyone concerning the issuance or use of any material amount of shares of common stock. Furthermore, except for the 119 million shares reserved to cover past and future grants under existing incentive plans (as identified above), the Company has no present arrangements, understandings or plans concerning the issuance or use of a material amount of shares of common stock.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.


3.  APPROVAL OF 2001 STOCK INCENTIVE PLAN


We are asking stockholders to approve the 2001 Stock Incentive Plan. This new plan has been approved by the Board but will become effective only upon stockholder approval. The new plan will replace the 1992 Stock Incentive Plan, which expires in March 2002 (before the next annual meeting of stockholders). The new plan, which has a maximum ten-year term, is substantially the same as the 1992 plan, as amended. Stockholders approved the 1992 plan at the 1992 annual meeting of stockholders and approved various amendments to the 1992 plan in 1994, 1996, 1997, 1998 and 1999.


If stockholders approve the new plan, we will be able to issue up to 70 million shares of common stock under the new plan.

Non-employee directors and key employees will participate in the new plan. The purpose of the new plan is to promote the long-term success of the Company and increase stockholder value by:


    * linking the interests of non-employee directors and key employees directly to stockholder interests,

    * encouraging non-employee directors and key employees to focus on long-term objectives, and

    * attracting and retaining non-employee directors and key employees with exceptional qualifications.


For more information about the new plan, see the description of its terms in Appendix B. See also the table in Appendix D for the amount of stock-based compensation that would have been awarded under the new plan in 2000, based on certain assumptions, had the new plan been in effect in 2000.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2001 STOCK INCENTIVE PLAN.


4.  APPROVAL OF ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN


We are asking stockholders to approve the Annual Executive Individual Performance Plan, as amended. This bonus plan covers certain executive officer participants selected by the Board Compensation Committee, but Co-Chief Executive Officers Charles R. Schwab and David S.


                                       11

[side bar]

APPROVAL OF 2001
STOCK INCENTIVE PLAN

APPROVAL OF ANNUAL
EXECUTIVE INDIVIDUAL
PERFORMANCE PLAN

PROPOSALS TO BE VOTED ON


Pottruck are not eligible to participate. The plan was originally adopted in 1995. In February 2001, the Board approved amendments to the plan to meet certain tax requirements, as explained below. We will be able to achieve the desired tax results for certain bonus payments under the amended plan only if stockholders approve it.

Section  162(m) of the  Internal  Revenue Code  authorizes  tax  deductions  for certain executive compensation in excess of $1 million only if, among other things, such compensation is based on performance and the plan under which it is paid is approved by stockholders. The aggregate amount of bonuses payable to executive officers, as a group, under the Individual Performance Plan has always been based strictly on our corporate performance. However, because the bonuses of each executive within the group have been based on a subjective determination, those bonuses have not qualified for deduction under Section 162(m). To meet certain requirements of Section 162(m), the amendments to the plan approved by the Board establish objective performance-based criteria (I.E., net revenue growth and pre-tax operating profit margin) for bonus amounts payable to each executive officer.


If stockholders approve the Individual Performance Plan, as amended, and the Company complies with certain other requirements of Section 162(m), payments to executive officers under the plan will qualify for deduction under Section 162(m). If stockholders do not approve the amended plan, the amendments will not become effective and bonus payments made to certain executive officers may not qualify for deduction under Section 162(m) to the extent that certain compensation paid to any such executive officer in any calendar year exceeds $1 million. In that case, the Company would not be permitted a tax deduction for certain compensation paid to the affected executive officers.


Under the  Individual  Performance  Plan,  as  amended,  the Board  Compensation
Committee will continue to have the authority to amend the plan without stockholder approval in ways that could increase the cost of the plan or change the allocation of benefits among the participants.


For more information about the Individual Performance Plan, as amended, see the description of its terms in Appendix C. See also the table in Appendix D for the bonus amounts that would have been payable under the amended plan in 2000, based on certain assumptions, had the amended plan been in effect in 2000.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN, AS AMENDED.


OTHER BUSINESS

The Board knows of no other business to be considered at the meeting. However, if:

    * other matters are properly presented at the meeting, or for any adjourn-ment or postponement of the meeting, and

    * you have properly submitted your proxy,

then Charles R. Schwab and David S. Pottruck will vote your shares on those matters according to their best judgment.


                                       12


[side bar]

OTHER BUSINESS

                                                          THE BOARD OF DIRECTORS


NANCY H. BECHTLE
DIRECTOR SINCE 1992

Ms. Bechtle, age 63, has been President and Chief Executive Officer of the San Francisco Symphony since 1987, and has served as a member of the San Francisco Symphony Board of Governors since 1984. She was a director and Chief Financial Officer of J.R. Bechtle & Co., an international consulting firm, from 1979 to 1998. Ms. Bechtle also has served as Chairman and Chief Executive Officer of Sugar Bowl Ski Resort, and as a director of Sugar Bowl Corporation, since 1998. Ms. Bechtle's term expires in 2003.


C. PRESTON BUTCHER
DIRECTOR SINCE 1988

Mr. Butcher, age 62, has been Chairman and Chief Executive Officer of Legacy Partners (formerly Lincoln Property Company N.C., Inc.), a real estate development and management firm, since 1998. Mr. Butcher served as President, Chief Executive Officer and Regional Partner of Lincoln Property Company N.C., Inc. from 1967 until 1998. Mr. Butcher's term expires in 2003.


DONALD G. FISHER
DIRECTOR SINCE 1988

Mr. Fisher, age 72, is Chairman of the Board of Gap, Inc., a nationwide specialty retail clothing chain. He was also Chief Executive Officer of Gap, Inc. from 1969 to November 1995. Mr. Fisher is a nominee for election this year.


ANTHONY M. FRANK
DIRECTOR SINCE 1993


Mr. Frank, age 69, has been Founding Chairman of Belvedere Capital Partners, a general partner of an investment fund specializing in financial institutions, since 1993. From 1988 until 1992, Mr. Frank served as Postmaster General of the United States. Mr. Frank is a director of Temple-Inland, Inc., a maker of con-tainers, cardboard products and building products and a provider of financial services; Cotelligent, Inc., an information technology services company; and Bedford Properties Investors and Crescent Real Estate Equities, both real estate investment trusts. Mr. Frank previously served as a director of the Company from April 1987 until February 1988 and from March 1992 until April 1993. He rejoined the Board in December 1993. Mr. Frank is a nominee for election this year.



FRANK C. HERRINGER
DIRECTOR SINCE 1996


Mr. Herringer, age 58, is Chairman of the Board of Transamerica Corporation, a financial services company. At Transamerica, he has been Chairman since 1996, and he was Chief Executive Officer from 1991 to 1999 and President from 1986 to 1999, when Transamerica was acquired by Aegon N.V. From the date of the acquisition until May 2000, Mr. Herringer served on the Executive Board of Aegon N.V. and as Chairman of the
                                       13


[side bar]

BIOGRAPHIES

o  NANCY H. BECHTLE

o  C. PRESTON BUTCHER

o  DONALD G. FISHER

o  ANTHONY M. FRANK

o  FRANK C. HERRINGER

THE BOARD OF DIRECTORS


Board of Aegon U.S.A. Mr. Herringer is also a director of Unocal Corporation, an oil company; and Mirapoint, Inc., an Internet message infrastructure equipment developer. Mr. Herringer's term expires in 2002.



JEFFREY S. MAURER
DIRECTOR SINCE May 2000


Mr. Maurer, age 53, has been an Executive Vice President of the Company since May 2000. He also is Chief Executive Officer of U.S. Trust Corporation and United States Trust Company of New York (each of which is a subsidiary of the Company) and is a director of both companies. Mr. Maurer joined United States Trust Company in 1970 and was made manager of the Asset Management and Private Banking Group in 1978. He became Senior Vice President in November 1980,
Executive Vice President in May 1986, President in February 1990, Chief Operating Officer in December 1994, and Chief Executive Officer in January 2001. Mr. Maurer is also a director of Forbes.com, an Internet media company; and the Greater New York Mutual Insurance Companies, a property and casualty insurance company. Mr. Maurer is a nominee for election this year.



STEPHEN T. MCLIN
DIRECTOR SINCE 1988


Mr. McLin, age 54, has been Chairman and Chief Executive Officer of STM Holdings LLC, which offers merger and acquisition advice for technology companies, since 1998. From 1987 until 1998, he was President and Chief Executive Officer of America First Financial Corporation, a finance and investment banking firm. Mr. McLin is a director of Tuttle Decision Systems, a technology company wholly-owned by Microsoft Corporation; and Your :) Bank.com, a wholly-owned subsidiary of Gateway 2000, Inc., a computer company. Mr. McLin's term expires in 2002.


DAVID S. POTTRUCK
DIRECTOR SINCE 1994


Mr. Pottruck, age 52, is President and Co-Chief Executive Officer of the Company. He became President in 1992, and Co-Chief Executive Officer in January 1998. He was also the Company's Chief Operating Officer from 1994 until September 1998. He became Chief Executive Officer of Charles Schwab & Co., Inc., the Company's principal brokerage subsidiary, in 1992. Mr. Pottruck is currently a director of U.S. Trust Corporation and United States Trust Company of New York (each of which is a subsidiary of the Company); Intel Corporation, a maker of microcomputer components and related products; McKesson HBOC, Inc., a healthcare services company; Dovebid, Inc., a provider of online business-to-business capital asset auctions and valuation services; and Epoch Partners, Inc., an online investment banking firm owned in part by the Company. He serves on the Board of Governors of both the National Association of Securities Dealers, Inc. and the Nasdaq Stock Market. He was a member of the Federal Advisory Commission on Electronic Commerce from 1998 until 1999. Mr. Pottruck's term expires in 2003.



                                       14


[side bar]

BIOGRAPHIES

o  JEFFREY S. MAURER

o  STEPHEN T. McLIN

o  DAVID S. POTTRUCK

                                                          THE BOARD OF DIRECTORS

ARUN SARIN
DIRECTOR SINCE December 1998


Mr. Sarin, age 46, was Chief Executive Officer of Infospace, Inc., a provider of Internet infrastructure services, between April 2000 and January 2001. From July 1999 until April 2000, he was Chief Executive Officer of USA/Asia Pacific Region of Vodafone Group Plc, a wireless telecommunications services company. He served as President and Chief Operating Officer of AirTouch Communications, Inc. from 1997 until July 1999, and prior to his appointment to these positions in 1997, Mr. Sarin was President and Chief Executive Officer of AirTouch International. Mr. Sarin joined AirTouch (formerly Pacific Telesis Group) in 1984 and held a variety of positions, including Vice President and General Manager, Vice President - Chief Financial Officer and Controller, and Vice President of Corporate Strategy. Mr. Sarin is a director of Vodafone Group Plc; and Cisco Systems, Inc., a computer networking company. Mr. Sarin is a nominee for election this year.


CHARLES R. SCHWAB
DIRECTOR SINCE 1986


Mr. Schwab, age 63, was a founder of Charles Schwab & Co., Inc. in 1971, and has been its Chairman since 1978. He has been Chairman and a director of the Company since its incorporation in 1986. He also served as Chief Executive Officer from 1986 until January 1998, when he and David S. Pottruck became Co-Chief Executive Officers. Mr. Schwab is a director of U.S. Trust Corporation and United States Trust Company of New York (each of which is a subsidiary of the Company); Gap, Inc.; AudioBase, Inc., a company that provides music and voice to Internet publishers, advertisers and marketers; Siebel Systems, Inc., a company that provides support for software systems; and Xign, Inc., a developer of electronic payment systems using digitally signed electronic check technology. He is also a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab
Capital Trust and Schwab Annuity Portfolios, all registered investment companies. Mr. Schwab's term expires in 2002.


H. MARSHALL SCHWARZ
DIRECTOR SINCE MAY 2000


Mr. Schwarz, age 64, has been an Executive Vice President of the Company since May 2000. He also is Chairman of the Board of U.S. Trust Corporation and United States Trust Company of New York (each of which is a subsidiary of the Company). Mr. Schwarz joined United States Trust Company in 1967 after a seven-year association with Morgan Stanley & Co., Incorporated, an investment banking firm. In 1972, he was elected a Senior Vice President and head of the Banking Division. He was elected Executive Vice President and Chief Operating Officer of United States Trust Company's Bank Group in 1977 and Chief Operating Officer of the Asset Management Group in 1979. Mr. Schwarz served as President of U.S. Trust Corporation and United States Trust Company from June 1986 through January 1990 and became Chairman and Chief Executive Officer effective February 1, 1990. He stepped down as Chief Executive Officer on December 31, 2000.


                                       15


[side bar]

BIOGRAPHIES

o  ARUN SARIN

o  CHARLES R. SCHWAB

o  H. MARSHALL SCHWARZ

THE BOARD OF DIRECTORS

Mr. Schwarz is also a director of Atlantic Mutual Companies, a property and casualty insurance company; and Bowne & Co., Inc., a financial printer and information and document management company. Mr. Schwarz' term expires in 2002.


GEORGE P. SHULTZ
DIRECTOR SINCE 1997


Dr. Shultz, age 80, is Professor Emeritus of International Economics at the Graduate School of Business at Stanford University, and a Distinguished Fellow at the Hoover Institution. He has held United States government positions as Secretary of Labor (1969-1970), Director of the Office of Management and Budget (1970-1972), Secretary of the Treasury (1972-1974) and Secretary of State (1982-1989). In 1989, he was awarded the Medal of Freedom, the nation's highest civilian honor. Dr. Shultz is a director of Bechtel Group, Inc., a provider of engineering, construction and related management services; Fremont Group, Inc., an investment company; Gilead Sciences, Inc., a biotechnology company; and UNext, a provider of business education and training over the Internet. He is also Chairman of J.P. Morgan Chase's International Advisory Council and Chairman of the Advisory Board of Infrastructure World, an Internet-based intermediary in infrastructure projects. He was President of Bechtel Group, Inc. from 1974 to 1982. Dr. Shultz' term expires in 2003.



ROGER O. WALTHER
DIRECTOR SINCE 1989

Mr. Walther, age 65, has served as Chairman and Chief Executive Officer of Tusker Corporation, a real estate and business management company, since August 1997. He served as Chairman and Chief Executive Officer of ELS Educational
Services, Inc., a provider in the United States of courses in English as a second language, from April 1992 through August 1997. Mr. Walther was President, Chief Executive Officer and a director of AIFS, Inc., which designs and markets educational and cultural programs internationally, from 1964 to February 1993. Since 1985, Mr. Walther has served as Chairman and has been a director of First Republic Bank. Mr. Walther's term expires in 2002.


NUMBER OF DIRECTORS AND TERMS

The Company currently has thirteen directors. Four directors are nominees for election this year. The remaining nine directors will continue to serve the terms described in their biographies.

Our directors serve staggered terms. This is accomplished as follows:

    * each director who is elected at an annual meeting of stockholders serves a three-year term,

    * the directors are divided into three classes,

    * the classes are as nearly equal in number as possible, and

    * the term of each class begins on a staggered schedule.


                                       16


[side bar]

BIOGRAPHIES

o  GEORGE P. SHULTZ

o  ROGER O. WALTHER

NUMBER OF DIRECTORS
AND TERMS

                                                    BOARD AND COMMITTEE MEETINGS


The Board held eight regular meetings and three special meetings in 2000. Each director attended at least 75% of all Board and applicable committee meetings during 2000, except Donald G. Fisher who had a 71% attendance record. This table describes the Board's committees. The Board does not have a nominating committee or a committee serving a similar function.



NAME OF COMMITTEE           FUNCTIONS                                            NUMBER OF
AND MEMBERS                 OF THE COMMITTEE                                     MEETINGS IN 2000
-------------------------------------------------------------------------------------------------


AUDIT                       * reviews the integrity of the financial                     4
                              reporting process
Nancy H. Bechtle            * reviews the adequacy of internal controls
C. Preston Butcher          * reviews the audit process, including the
Donald G. Fisher              independence and performance of internal
Anthony M. Frank              and external auditors
Frank C. Herringer          * recommends to the Board the selection of
Stephen T. McLin *            independent auditors
Arun Sarin

-------------------------------------------------------------------------------------------------

COMPENSATION                * determines the compensation of the Co-Chief                9
                               Executive Officers
Nancy H. Bechtle            * reviews and approves:
C. Preston Butcher               * executive compensation philosophy
Stephen T. McLin                 * programs for annual and long-term executive
George P. Shultz                   compensation
Roger O. Walther *               * other executive programs
                            * has authority  to grant  options
                              and other  equity  awards under
                              stock incentive plans and bonus
                              awards under executive incentive plans

-------------------------------------------------------------------------------------------------


CUSTOMER                    * monitors service quality                                   2
QUALITY                     * assesses client satisfaction and reviews
ASSURANCE                     results of Charles Schwab & Co., Inc.
                              client surveys
Nancy H. Bechtle            * proposes initiatives to research service
Donald G. Fisher              quality
Anthony M. Frank*
Frank C. Herringer
Jeffrey S. Maurer
Arun Sarin
Charles R. Schwab
H. Marshall Schwarz
George P. Shultz
Roger O. Walther



*  Chairperson



                                       17


[side bar]

THIS TABLE DESCRIBES
THE BOARD'S
COMMITTEES.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


During 2000:

* none of the members of the Board Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

* none of the members of the Board Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

* none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no committee like that, the entire board of directors) of another entity where one of that entity's executive officers served on the
  Company's  Board  Compensation   Committee  or  otherwise  served  on  the
  Company's Board; and

* none of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Board Compensation Committee.


                                       18


[side bar]

DURING 2000, OUR
BOARD COMPENSATION
COMMITTEE CONSISTED
OF ALL NON-EMPLOYEE
DIRECTORS, AND WE DID
NOT HAVE ANY
COMPENSATION
COMMITTEE INTERLOCKS.

                                                           DIRECTOR COMPENSATION


We do not pay directors who are also officers of the Company additional compensation for their service as directors.

In 2000, compensation for non-employee directors included the following:

    * an annual retainer of $35,000,

    * $2,000 for each Board meeting attended,

    * $500 for each Board committee meeting attended on the same day as a Board meeting, and $1,000 for each other Board committee meeting attended,

    * an annual  retainer of $3,000 to  committee  chairpersons,  and

    * expenses of attending Board and committee meetings.

Non-employee directors may participate in the Directors' Deferred Compensation Plan. Since January 2000, this plan has allowed non-employee directors to defer receipt of all or a portion of their directors' fees and, at their election, either:

    * receive a grant of stock options which:

      * have a fair value on the grant date equal to the amount of the deferred fees (as determined under an appropriate options valuation method),

      * have an option exercise price equal to the fair market value of Company common stock on the date the deferred fee amount would have been paid, and

      * vest immediately upon grant and generally expire ten years after the grant date,

                                     - or -

    * invest the amount of the deferred fees in shares of Company common stock to be held in a trust and distributed to the director (in shares) when the director leaves the Board.


Each of the directors has elected to convert fees that were deferred before January 2000 (except for deferred fees already invested in stock options) into Company stock to be held in the trust and distributed as described immediately above.



In 2000, under the 1992 Stock Incentive Plan, non-employee directors were entitled to an annual, automatic grant of either:

    * options on 2,500 shares of Company common stock if the fair market value of the stock on the grant date was $35 or more, or

    * options on 3,500 shares of Company common stock if the fair market value of the stock on the grant date was less than $35.

"Fair market value" is defined in the 1992 Stock Incentive Plan as the closing price of Company common stock on the date the option is granted.

The annual, automatic option grant to non-employee directors of 2,500 shares of common stock was made on May 15, 2000 at an exercise price of $43.3750 per share. As a result of the May 2000 three-for-two stock split, this stock option grant was adjusted to 3,750 shares with an exercise price of $28.9167.


If the 2001 Stock Incentive Plan is approved by stockholders, the number of options non-employee directors will receive in the annual, automatic grant will be determined by dividing $150,000 by the closing price of Company common stock on the grant date. (See "Proposals To Be Voted On," beginning on page 10, and Appendix B.)



                                       19


[side bar]

THE COMPANY PAYS ITS
DIRECTORS WITH CASH
AND EQUITY-BASED
COMPENSATION.

SINCE THE INITIAL CASH
DIVIDEND IN 1989, THE
COMPANY HAS PAID 47
CONSECUTIVE QUARTERLY
CASH DIVIDENDS AND
HAS INCREASED THE
CASH DIVIDEND 12 TIMES.
SINCE 1989, CASH
DIVIDENDS HAVE
INCREASED BY A 32%
COMPOUNDED ANNUAL
GROWTH RATE.

THIS PROXY STATEMENT
INCLUDES ADDITIONAL
SUMMARY INFORMATION
ON THE COMPANY'S
FINANCIAL
PERFORMANCE. PLEASE
REMEMBER THAT PAST
PERFORMANCE IS NOT
PREDICTIVE OF FUTURE
RESULTS.

PRINCIPAL STOCKHOLDERS



This table shows how much Company common stock is beneficially owned by the directors, certain executive officers and owners of 5% or more of the Company's outstanding common stock, as of March 8, 2001.





                 AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED


                                                NUMBER OF
                                                SHARES        RIGHT TO     RESTRICTED     PERCENT OF
                                                OWNED         ACQUIRE      STOCK          OUTSTANDING
NAME                                            (#) (1)       (#) (2)      (#) (3)        SHARES
-----------------------------------------------------------------------------------------------------

CHARLES R. SCHWAB(4)                          261,528,402    3,855,000              0           19.1%

SCHWABPLAN RETIREMENT SAVINGS AND              68,946,155            0              0            5.0%
INVESTMENT PLAN (5)

DAVID S. POTTRUCK(6)                            6,500,108    6,840,981              0            1.0%

NANCY H. BECHTLE                                  207,405      117,193              0               *

C. PRESTON BUTCHER(7)                           1,026,066      170,173              0               *

DONALD G. FISHER(8)                             4,560,561        7,500              0               *

ANTHONY M. FRANK                                  547,500       98,082              0               *

FRANK C. HERRINGER(9)                             100,236      116,114              0               *

JEFFREY S. MAURER                                 638,034            0         22,500               *

STEPHEN T. MCLIN(10)                              152,271       91,946              0               *

ARUN SARIN                                          3,000       46,529              0               *

H. MARSHALL SCHWARZ(11)                           555,277            0              0               *

GEORGE P. SHULTZ                                   67,500      100,484              0               *

ROGER O. WALTHER (12)                             135,380       95,472              0               *

JOHN PHILIP COGHLAN                             1,308,021      987,796        150,866               *

STEVEN L. SCHEID                                  239,365      610,257         90,000               *

DAWN G. LEPORE(13)                                697,258      903,027         90,000               *

LINNET F. DEILY                                   240,469      290,499         78,750               *

LON GORMAN                                        226,109      369,816        106,875               *

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
(22 PERSONS) (14)                             280,981,746   16,274,472        553,125           21.2%
-----------------------------------------------------------------------------------------------------
*Less than 1%

(1)  Includes shares for which the named person:

        * has sole voting and investment power,
        * has shared voting and investment  power with his or her spouse,  or
        * holds in an account under The SchwabPlan Retirement Savings and Investment Plan or the 401K
          Plan and ESOP of United States Trust Company of New York and Affiliated Companies,
          unless otherwise indicated in the footnotes.



     Excludes shares that:

        * may be acquired through stock option exercises, or
        * are restricted stock holdings.

(2)  Shares that can be acquired through stock option exercises through May 7, 2001.

(3)  Shares subject to a vesting schedule, forfeiture risk and other restrictions.


                                       20


[side bar]

OPERATING INCOME
FOR 2000 WAS
$849 MILLION,
A 27% INCREASE
OVER 1999.

OPERATING INCOME
REPRESENTS AN
ADJUSTED OPERATING
INCOME MEASURE WHICH
IN 2000 EXCLUDES
MERGER- AND
ACQUISITION-RELATED
CHARGES.



                                                          PRINCIPAL STOCKHOLDERS

(4)  Includes 7,977,765 shares held by Mr. Schwab's spouse.
     Includes 45,203,958 shares  held by a  limited  liability  company.
     Includes the following shares for which Mr. Schwab disclaims beneficial ownership:

        * 15,455,685 shares held by non-profit public benefit corporations.
        * 87,120 shares held in trusts for which Mr. Schwab acts as trustee.


     Includes the following shares for which Mr. Schwab may be deemed to have shared voting and investment power, but disclaims beneficial ownership:


        * 1,831,229 shares held by investment companies and managed by a wholly-owned subsidiary of the Company.


     Mr. Schwab's address is c/o The Charles Schwab Corporation, 120 Kearny Street, San Francisco, California
     94108.


(5)  As of March 8, 2001, The SchwabPlan Retirement Savings and Investment Plan held a total of 68,946,155 shares, all of which were allocated to participants under the plan.

     Participants direct the voting and disposition of shares held for their benefit or allocated to their plan accounts. The purchasing agent will vote
     any plan  participants'  unvoted   shares held under the ESOP  component of the overall  plan in the same proportion as shares directed by participants in the ESOP  component of the overall plan.


     The address of The SchwabPlan Retirement Savings and Investment Plan is c/o The Charles Schwab Corporation, 101 Montgomery Street, San
     Francisco, California 94104.


(6)  Includes 74,578 shares held by Mr. Pottruck's spouse and children.
     Includes the following shares for which Mr. Pottruck disclaims beneficial ownership:

        * 612,658 shares held in trusts for which Mr. Pottruck acts as trustee.
        * 360,936 shares held by a non-profit public benefit corporation.

(7)  Includes 273,630 shares held by Mr. Butcher's spouse.

(8) Includes 780,000 shares held in certain charitable remainder trusts by Mr. Fisher and his spouse. Includes the following shares for which Mr.
     Fisher has shared voting and investment power, but disclaims beneficial ownership:

        * 390,000 shares held by a non-profit public benefit corporation.

(9)  Includes 50,625 shares held by Mr. Herringer's spouse.

(10) Includes 13,740 shares held by a non-profit public benefit corporation established by Mr. McLin.

(11) Includes 56,385 shares held by a non-profit public benefit corporation established by Mr. Schwarz.

(12) Includes 26,687 shares held by Mr. Walther's spouse.

(13) Includes 20,994 shares held by Ms. Lepore's spouse.

(14) In addition to the officers and directors named in this table,  four other  executive officers are members of the group.




[side bar]

FROM YEAR-END 1990
THROUGH YEAR-END 2000,
THE MARKET PRICE PER
SHARE OF COMPANY
COMMON STOCK HAS
GROWN AT A
COMPOUNDED ANNUAL
RATE OF 61%. THIS
INCREASE CREATED
$39 BILLION IN
STOCKHOLDER WEALTH.

A FUNDAMENTAL TENET
OF THE COMPANY'S
COMPENSATION POLICY IS
THAT SIGNIFICANT EQUITY
PARTICIPATION CREATES A
VITAL LONG-TERM
PARTNERSHIP BETWEEN
MANAGEMENT AND
OTHER STOCKHOLDERS.

PERFORMANCE GRAPH


The following graph shows a five-year comparison of cumulative total returns for Company common stock, the Dow Jones Securities Brokerage Group Index and the Standard & Poor's 500 Index, each of which assumes an initial investment of $100 and reinvestment of dividends.



                 Comparison of Five-Year Cumulative Total Return

--  The Charles Schwab Corporation

--  Dow Jones Securities Brokerage Group Index

--  Standard & Poor's 500 Index




                               GRAPH APPEARS HERE














                                                12/31/95   12/31/96    12/31/97   12/31/98    12/31/99   12/31/00

 The Charles Schwab Corporation                     $100       $160        $316       $639        $871       $970
 Dow Jones Securities Brokerage Group Index         $100       $151        $275       $322        $501       $622
 Standard & Poor's 500 Index                        $100       $123        $164       $211        $255       $232


[side bar]

ON A DIVIDEND-
REINVESTED BASIS, FROM
DECEMBER 31, 1995
THROUGH DECEMBER 31,
2000, THE CUMULATIVE
TOTAL RETURN FOR
COMPANY COMMON
STOCK WAS 870%
COMPARED TO 522% FOR
THE DOW JONES
SECURITIES BROKERAGE
GROUP INDEX AND
132% FOR THE
STANDARD & POOR'S
500 INDEX.

                                                      SUMMARY COMPENSATION TABLE


This table shows, for the last three fiscal years, compensation information for the Company's Co-Chief Executive Officers and the next five most highly compensated executive officers. We refer to each of these officers as a "named executive officer."




SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                ANNUAL COMPENSATION                          AWARDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                       OTHER         RESTRICTED
NAME AND PRINCIPAL POSITION                                            ANNUAL           STOCK       SECURITIES        ALL OTHER
                                    YEAR    SALARY      BONUS ($)      COMPENSATION  AWARDS ($)     UNDERLYING       COMPENSATION
                                             ($)           (1)         ($) (2) (3)     (4)(5)       OPTIONS (#)(5)       ($)(6)
----------------------------------------------------------------------------------------------------------------------------------

CHARLES R. SCHWAB                  2000    $800,004     $8,101,000              -             0        300,000            $ 9,894

CHAIRMAN AND CO-CHIEF EXECUTIVE    1999    $800,004     $8,200,225              -             0              0            $14,759
OFFICER
                                   1998    $800,004     $6,145,225              -             0      2,100,000            $19,472

DAVID S. POTTRUCK                  2000    $800,004     $8,101,000              -             0        300,000            $ 9,894

PRESIDENT AND CO-CHIEF EXECUTIVE   1999    $800,004     $8,200,225              -             0              0            $14,759
OFFICER
                                   1998    $800,004     $6,145,225              -             0      5,700,000            $19,472

JOHN PHILIP COGHLAN                2000    $481,666     $1,678,464              -             0        220,001            $ 9,894

VICE CHAIRMAN AND EXECUTIVE VICE   1999    $439,167     $1,786,777     $1,433,320             0         90,000            $14,759
PRESIDENT
                                   1998    $379,167       $775,225       $609,308    $1,406,559        225,002            $19,472

STEVEN L. SCHEID                   2000    $501,282     $1,656,922              -             0        220,001            $ 9,894

VICE CHAIRMAN AND EXECUTIVE VICE   1999    $439,167     $1,786,777              -             0         90,000            $14,759
PRESIDENT
                                   1998    $379,167       $775,225           $620    $1,569,996        225,002            $19,472

DAWN G. LEPORE                     2000    $521,667     $1,620,408              -             0        220,001            $ 9,894

VICE CHAIRMAN, EXECUTIVE VICE      1999    $475,000     $1,830,537     $1,433,320             0         90,000            $14,759
PRESIDENT AND CHIEF
INFORMATION OFFICER                1998    $385,833       $650,225       $609,386    $1,569,996        225,002            $19,472

LINNET F. DEILY                    2000    $510,833     $1,623,138              -             0        220,001            $ 9,894

VICE CHAIRMAN AND EXECUTIVE VICE   1999    $452,500     $1,802,943              -             0         90,000            $14,759
PRESIDENT
                                   1998    $369,167       $800,225        $59,957    $1,373,747        195,002            $19,472

LON GORMAN                         2000    $474,782     $1,659,189              -             0        220,001            $ 9,894

VICE CHAIRMAN AND EXECUTIVE VICE   1999    $399,933     $1,763,537              -             0         90,000            $14,759
PRESIDENT
                                   1998    $340,000       $810,225           $629    $1,569,996        225,002            $19,472




(1) For Mr. Schwab, includes amounts paid under his employment agreement dated March 31, 1995. (See "Employment Agreement and Name Assignment" in Appendix A.)

SUMMARY COMPENSATION TABLE

(2) "Other Annual Compensation" includes payments that are not properly categorized as salary or bonus. The following chart explains payments to the named executive officers listed below arising out of certain restricted stock grants.




                                          CASH PAYMENT BASED ON      PAR VALUE PAYMENT ON RESTRICTED         TOTAL
         NAME                  YEAR        SCHWAB PERFORMANCE*                   STOCK**
         ----------------------------------------------------------------------------------------------------------------

         MR. COGHLAN           2000                               0                                 0                   0

                               1999                      $1,433,320                                 0          $1,433,320

                               1998                        $608,766                              $542            $609,308


         MR. SCHEID            2000                               0                                 0                   0

                               1999                               0                                 0                   0

                               1998                               0                              $620                $620


         MS. LEPORE            2000                               0                                 0                   0

                               1999                      $1,433,320                                 0          $1,433,320

                               1998                        $608,766                              $620            $609,386


         MS. DEILY             2000                               0                                 0                   0

                               1999                               0                                 0                   0

                               1998                               0                              $542                $542


         MR. GORMAN            2000                               0                                 0                   0

                               1999                               0                                 0                   0

                               1998                               0                              $629                $629


       * Some executive officers received cash payments based on the Company's common stock (including price appreciation and dividend reinvestment) outperforming, by a specified margin, the return on the Standard &
         Poor's 500 Index. These payments are intended to encourage executives to continue holding Company stock after vesting by helping them satisfy the income tax liability resulting from the vesting of the shares.


      ** Consists of payment by the Company of the par value of restricted stock awarded to named executive officers.

(3)      "Other Annual  Compensation"  includes  relocation expenses and related
         tax  gross-up  payments   (explained   below),  in  addition  to  other
         perquisites, as shown in the following chart.





                       RELOCATION                TAX GROSS-UP                    OTHER                        TOTAL
                        EXPENSES                   PAYMENTS                   PERQUISITES
NAME                      1998                       1998                         1998                        1998
---------------------------------------------------------------------------------------------------------------------------

   MS. DEILY             $21,277                    $2,059                      $36,079                      $59,415



         SEC regulations exclude from proxy statement reporting requirements a named executive officer's perquisites if their value in any year does not exceed the lesser of (a) $50,000 or (b) 10% of the total of the named executive officer's annual salary and bonus for that year. Based on these regulations, we have reported perquisites only for Ms. Deily for 1998.

         Ms. Deily's expenses were for relocation from Houston, Texas to San Francisco, California. Because some of the relocation expense payments were considered taxable income, Ms. Deily received tax gross-up payments to cover the taxes on that income.

[side bar]

IN 2000, THE COMPANY
ACHIEVED ITS ELEVENTH
CONSECUTIVE YEAR OF
RECORD REVENUES.

                                                      SUMMARY COMPENSATION TABLE


(4) RESTRICTED STOCK - DATE OF GRANT VALUE. This column shows the market value of restricted stock awards on date of grant.


         RESTRICTED STOCK - YEAR-END VALUE. The following chart shows the number and year-end value of all shares of unvested restricted stock held on December 31, 2000 by named executive officers (except for Mr. Schwab and Mr. Pottruck, who held none). The year-end value is based on the closing price of Company common stock on that date ($28.375).




                                       NUMBER OF         YEAR-END
                   NAME                   SHARES            VALUE
                   ----------------------------------------------
                     MR. COGHLAN         150,866       $4,280,823
                     MR. SCHEID          180,000       $5,107,500
                     MS. LEPORE          180,000       $5,107,500
                     MS. DEILY           167,625       $4,756,359
                     MR. GORMAN          217,125       $6,160,922


         RESTRICTED STOCK - RIGHTS. Restricted stockholders have voting and dividend rights.


         RESTRICTED STOCK - VESTING SCHEDULE.

         * 50% of the shares vest three years after the grant date, and

         * the remaining 50% of the shares vest four years after the grant date.


(5) Adjusted for the May 2000 three-for-two stock split of Company common stock.

(6) Represents Company contributions under The SchwabPlan Retirement Savings and Investment Plan.

[side bar]

THE COMPANY AND ITS
SUBSIDIARIES PROVIDE
SECURITIES BROKERAGE
AND RELATED FINANCIAL
SERVICES FOR 7.5 MILLION
ACTIVE CLIENT
ACCOUNTS. CLIENT
ASSETS IN THESE
ACCOUNTS TOTALED
$871.7 BILLION AT
DECEMBER 31, 2000, UP
3% OVER YEAR-END 1999.

OPTION GRANTS


This table shows stock option grants to the named executive officers during the last fiscal year.




OPTIONS GRANTED IN 2000
                                                   INDIVIDUAL GRANTS                            POTENTIAL REALIZABLE VALUE AT
                                                                                                ASSUMED ANNUAL RATES OF STOCK
                                                                                                PRICE APPRECIATION FOR OPTION
                                                                                                           TERM (2)
NAME                            NUMBER OF       % OF TOTAL
                               SECURITIES          OPTIONS
                               UNDERLYING       GRANTED TO      EXERCISE OR
                                  OPTIONS     EMPLOYEES IN       BASE PRICE  EXPIRATION DATE
                              GRANTED (#)      FISCAL YEAR           ($/SH)                            5% ($)            10% ($)
                                      (1)
--------------------------------------------------------------------------------------------------------------------------------

CHARLES  R. SCHWAB                300,000            1.14%          $26.375        2/23/2010       $4,650,350        $12,091,738

DAVID S. POTTRUCK                 300,000            1.14%          $26.375        2/23/2010       $4,650,350        $12,091,738

JOHN PHILIP COGHLAN               120,001            0.46%          $26.375        2/23/2010       $1,860,155         $4,836,736
                                  100,000            0.38%          $28.750       12/15/2010       $1,772,440         $4,525,271

STEVEN L. SCHEID                  120,001            0.46%          $26.375        2/23/2010       $1,860,155         $4,836,736
                                  100,000            0.38%          $28.750       12/15/2010       $1,772,440         $4,525,271

DAWN G. LEPORE                    120,001            0.46%          $26.375        2/23/2010       $1,860,155         $4,836,736
                                  100,000            0.38%          $28.750       12/15/2010       $1,772,440         $4,525,271

LINNET F. DEILY                   120,001            0.46%          $26.375        2/23/2010       $1,860,155         $4,836,736
                                  100,000            0.38%          $28.750       12/15/2010       $1,772,440         $4,525,271

LON GORMAN                        120,001            0.46%          $26.375        2/23/2010       $1,860,155         $4,836,736
                                  100,000            0.38%          $28.750       12/15/2010       $1,772,440         $4,525,271



(1) These options were granted in February and December 2000 under the 1992 Stock Incentive Plan. The February grants have been adjusted for the May 2000 three-for-two stock split of Company common stock. These options:

        * were generally granted as 50% non-qualified stock options and 50% incentive stock options (except as limited by tax law and except that the options granted in December were all non-qualified stock options),

        * were granted at an exercise price equal to 100% of the fair market value of the common stock on the date of grant, and

        * expire ten years from the date of grant, unless otherwise earlier terminated because of certain events related to termination of employment.

     The options granted in February generally vest in 25% increments on each of the first four anniversaries of the date of grant, and the options granted in December vest in 50% increments on the third anniversary and fourth anniversary of the date of grant.

(2) Based on the SEC's rules, we use a 5% and 10% assumed rate of appreciation over the ten-year option term. This does not represent the Company's estimate or projection of the future common stock price. If the Company common stock does not appreciate above the exercise price, the named executive officers will receive no benefit from the options.

                                                               OPTIONS EXERCISED


This table shows stock option exercises and the value of unexercised stock options held by the named executive officers during the last fiscal year.




AGGREGATED OPTION EXERCISES IN 2000
AND FISCAL YEAR-END OPTION VALUES(1)

                          SHARES ACQUIRED       VALUE                NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                          ON EXERCISE (#)      REALIZED        UNDERLYING UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS
                                                ($)(2)                FISCAL YEAR-END (#)              AT FISCAL YEAR-END ($)(3)

NAME                                                                  EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------------

CHARLES R. SCHWAB                 750,000       $19,122,628            3,600,000        1,875,000      $84,121,876      $34,087,501

DAVID S. POTTRUCK               2,239,500       $63,404,959            6,585,981        6,375,000     $156,323,283      $84,025,000

JOHN PHILIP COGHLAN             1,188,216       $34,411,973              898,738          492,812      $21,905,730       $4,363,008

STEVEN L. SCHEID                  310,368        $8,973,712              411,508          540,628       $8,461,076       $5,417,461

DAWN G. LEPORE                    632,337       $20,159,180              695,844          549,065      $15,545,069       $5,607,609

LINNET F. DEILY                   207,500        $5,620,216              141,816          507,437       $2,564,070       $4,679,461

LON GORMAN                        209,560        $6,149,763              221,691          506,879       $4,202,779       $4,649,438



(1) Adjusted for the May 2000 three-for-two stock split of Company common stock.


(2) The amounts in this column are calculated as follows:


    * if upon exercising the stock options, the named executive officer kept the shares he or she acquired, then by averaging the high and low market prices of Company stock on the date of exercise to get the "market price," or

    * if upon exercising the stock options, the named executive officer sold the shares he or she acquired, then by using the sale price as the "market price,"

    * then subtracting the option exercise price from the market price to get the "value realized per share," and

    * then multiplying the value realized per share by the number of shares acquired upon exercise.

    The amounts in this column may not represent amounts actually realized by the named executive officers.


(3) The amounts in this column are calculated by:


    * subtracting the option exercise price from the Company's December 31, 2000 average market price ($28.875) per share, as reported in the New York Stock Exchange Composite Transactions Index) to get the "average value per option," and

    * then multiplying the average value per option by the number of exercisable or unexercisable options, as applicable.

    The amounts in this column may not represent amounts that will actually be realized by the named executive officers.

[side bar]

THE COMPANY'S
REVENUES WERE
$5.788 BILLION IN 2000,
UP 29% OVER 1999.

COMPENSATION COMMITTEE REPORT


In this section, we describe our executive compensation policies and practices, including the compensation we pay our Co-Chief Executive Officers and the next five most highly compensated executive officers.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During 2000, the Compensation Committee of the Company's Board of Directors consisted of Roger O. Walther, Nancy H. Bechtle, C. Preston Butcher, Stephen T. McLin, Condoleezza Rice (who resigned as a director effective in January 2001) and George P. Shultz. No member of our committee during 2000 was an employee of the Company or any of its subsidiaries. Each member qualifies as a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934 and as an "outside director" under Section 162(m) of the Internal Revenue Code.

Our  committee   has  overall   responsibility   for  the  Company's   executive
compensation policies and practices. Our committee's functions include:

   * determining the compensation of the Co-Chief Executive Officers, Charles R. Schwab and David S. Pottruck,

   * on recommendation of the Co-Chief Executive Officers, reviewing and approving the other executive officers' compensation, including salary and payments under the annual executive bonus plans, and

   * granting awards under the Company's stock incentive plans.

Our  committee is providing  the  following  report on the  Company's  executive
compensation   policies,  the  relationship  of  the  Company's  performance  to executive compensation, and the Co-Chief Executive Officers' compensation.

COMPENSATION POLICIES

The Company's executive compensation policies are designed to address a number of objectives, including rewarding financial performance and motivating executive officers to achieve significant returns for stockholders. The Company's policies rely on two principles:

   * first, a significant portion of executive officers' total compensation should be in the form of stock and stock-based incentives, and

   * second, a large portion of their cash compensation should be at risk and vary, depending on meeting stated financial objectives.

When establishing salaries, bonus levels and stock-based awards for executive officers, our committee considers the individual's role, responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions of comparable companies, based on periodic reviews of competitive data obtained from independent consultants. Our committee reviews companies whose size, rates of growth and financial returns are similar to the Company's, including some of the companies in the Dow Jones Securities Brokerage Group Index.

Our committee selects companies outside the financial services industry for inclusion

[side bar]

IN THIS SECTION, WE
DESCRIBE THE
COMPENSATION WE PAY
OUR CO-CHIEF EXECUTIVE
OFFICERS AND THE NEXT
FIVE MOST HIGHLY
COMPENSATED
EXECUTIVE OFFICERS.

COMPENSATION POLICIES

                                                   COMPENSATION COMMITTEE REPORT


in the review based on the extent to which they satisfy a list of selection criteria, including size, growth rates, similar financial performance, leadership status in their industry, reputation for innovation, and the extent to which they compete with the Company for executives. Not all of these criteria will necessarily be satisfied in any particular case. Our committee includes in its review companies other than those included in the Dow Jones Securities Brokerage Group Index because the Company frequently recruits executives from outside the financial services industry, depending on the specific skills required for the position.

Our committee uses comparative data to set compensation targets that will provide executive officers with total compensation that:

   * exceeds the average amounts paid to similar executives of comparable companies in years in which the Company achieves superior performance, and


   * falls below the average amounts paid to similar executives of comparable companies in years in which the Company fails to achieve superior performance.


However, our committee also makes discretionary and subjective determinations of appropriate compensation amounts to reflect, for example, the Company's philosophy of compensating executives for the success they achieve in managing specific enterprises.

In Mr. Pottruck's case, our committee places considerable weight on the recommendations of Mr. Schwab, and in the case of executive officers other than Mr. Schwab and Mr. Pottruck, our committee places considerable weight on the recommendations of Mr. Schwab and Mr. Pottruck.

THE IMPORTANCE OF OWNERSHIP


A fundamental tenet of the Company's compensation policy is that significant equity participation creates a vital long-term partnership between management and other stockholders. Through various stock incentive plans, The SchwabPlan Retirement Savings and Investment Plan, and the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies, the benefits of equity ownership are extended to non-employee directors, executive officers and employees of the Company and its subsidiaries. As of March 8, 2001, the directors and executive officers of the Company owned an aggregate of 281,534,871 shares (including restricted shares) and had the right to acquire an additional 16,274,472 shares upon the exercise (on or before May 7, 2001) of stock options.

As of March 8, 2001, The SchwabPlan Retirement Savings and Investment Plan and the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies held an aggregate of 82,881,145 shares that had been allocated to participants' accounts. The Company intends to continue its strategy of encouraging its employees to become stockholders.

[side bar]

THE IMPORTANCE OF
OWNERSHIP

COMPENSATION COMMITTEE REPORT


The performance graph on page 22 of this proxy statement compares changes in the Company's cumulative total returns with those of the Dow Jones Securities Brokerage Group Index and the Standard & Poor's 500 Index. From December 31, 1995 through December 31, 2000, the cumulative total return for Company stock was 870%. By comparison, in the same period the Dow Jones Securities Brokerage Group Index grew 522% and the Standard & Poor's 500 Index grew 132%. Our committee believes employees' equity participation in the Company is a meaningful factor contributing to the Company's success.


ANNUAL BASE SALARY

The Company believes that base salary is frequently a significant factor in attracting, motivating and retaining skilled executive officers. Accordingly, our committee reviews base salaries of executive officers annually and generally sets the base salary of executive officers at or near the average of the levels paid by the other companies it reviews. (See "Compensation Policies" earlier in this report.)


VARIABLE COMPENSATION

CORPORATE EXECUTIVE BONUS PLAN


The Corporate Executive Bonus Plan covers certain executive officer participants selected by our committee, but Mr. Schwab is not eligible to participate. (Mr. Schwab is covered under an employment agreement with the Company. See "Co-Chief Executive Officers' Compensation" later in this report.) This bonus plan pays bonuses each year based on corporate performance. Depending on the Company's pre-tax operating profit margin and net revenue growth, this bonus plan is paid out at a percentage of each participant's bonus target. (The pre-tax operating profit margin represents an adjusted operating income measure which in 2000 excludes merger- and acquisition-related charges.) Targets are expressed as a percentage of base salary, which our committee determines based on the factors discussed earlier in this report. (See "Compensation Policies.")

Our committee sets target bonuses in the first quarter of each year based on the recommendations of Mr. Schwab and Mr. Pottruck (except that Mr. Pottruck's target bonus is based on the recommendation of Mr. Schwab only). In the case of Mr. Pottruck, who receives all of his annual incentive compensation under this bonus plan, our committee determined that it would be appropriate to set a target bonus for 2000 that would result in an annual bonus payment to Mr. Pottruck equal to the annual bonus payable to Mr. Schwab under his employment agreement, depending on our corporate performance. (See "Co-Chief Executive Officers' Compensation" later in this report.) In the case of the remaining executive officers whoparticipate in this bonus plan, the target bonuses for 2000 under this bonus plan could be up to 100% of base salary. These remaining executive officers also participate in the Annual Executive Individual Performance Plan (discussed later in this report).

The target bonus is adjusted upward or downward, according to a payout matrix our committee adopted when we set the target bonus. This results in a payout of a

[side bar]

ANNUAL BASE SALARY

VARIABLE COMPENSATION

                                                  COMPENSATION COMMITTEE REPORT


multiple (or fraction) of the target bonus depending on our corporate performance. The factors determining bonuses in the matrix are pre-tax operating profit margin and net revenue growth. In general, a given percentage change in pre-tax operating profit margin will have a greater impact on the determination of bonus payments than the same percentage change in the net revenue growth rate. In 2000, the Company achieved a pre-tax operating profit margin of 24% and net revenue growth of 29%. Based on this performance, executive officers who participate in this bonus plan received bonuses exceeding their target bonus amounts in 2000.



ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN


The Annual Executive Individual Performance Plan covers certain executive officer participants selected by our committee, but Mr. Schwab and Mr. Pottruck are not eligible to participate. The Individual Performance Plan presently pays bonuses based on a subjective determination of each officer's individual contribution to the attainment of corporate performance objectives. Our committee makes this determination based on the recommendations of Mr. Schwab and Mr. Pottruck. In general, their recommendations are based in significant part on the officer's success in achieving specific goals identified in the officer's business plan.

The amount available for payments under the Individual Performance Plan is generally calculated by multiplying the amounts payable to the participants under the Corporate Executive Bonus Plan by a fixed amount. Individual bonuses under the Individual Performance Plan may vary, depending on individual achievements. However, the aggregate amount of bonuses payable to executive officers, as a group, under the Individual Performance Plan is based strictly on our corporate performance.



1992 STOCK INCENTIVE PLAN


In 1992, the Board approved the 1992 Stock Incentive Plan, which was approved by the Company's stockholders at the 1992 annual meeting and became effective on May 8, 1992. Under the plan our committee grants stock options and restricted stock to executive officers, based on the factors discussed earlier in this report. (See "Compensation Policies.") Our committee has a policy of granting annual stock options and occasional restricted stock awards to executive officers, because of our belief that an emphasis on annual awards provides a powerful incentive to executive officers to obtain superior performance results. Our committee intends that stock-based incentives will be the sole long-term incentives payable to executive officers.


During 2000, our committee granted stock options to each of the Company's executive officers. To determine the size of the grants, our committee reviewed data obtained from an independent consultant concerning levels of long-term compensation for executive officers of selected financial services companies and companies of comparable size, rates of growth, and/or financial returns.

[side bar]

VARIABLE COMPENSATION

COMPENSATION COMMITTEE REPORT


CO-CHIEF EXECUTIVE OFFICERS' COMPENSATION

CHARLES R. SCHWAB

Mr. Schwab, Chairman and Co-Chief Executive Officer, is compensated based on an employment agreement that was entered into between the Company and Mr. Schwab and approved by the stockholders, effective March 31, 1995. (See "Employment Agreement and Name Assignment" in Appendix A.) Under the terms of his employment agreement, Mr. Schwab receives a base salary of $800,004. Mr. Schwab's annual bonus, if any, is a multiple of his base salary. The multiple is based on our corporate pre-tax operating profit margin and net revenue growth for the year, and is determined under a matrix adopted by our committee. Our committee has the authority to adjust the matrix from time to time (provided that for any year we may not change the matrix more than 90 days after the beginning of the year).

Our committee believes that Mr. Schwab's leadership is a vital factor in our corporate success. Specifically, our committee believes that:

   * MR. SCHWAB PROVIDES THE LEADERSHIP, VISION AND INSPIRATION FOR INNOVATION THAT HAS GENERATED CORPORATE GROWTH AND SUPERIOR PERFORMANCE,

   * THE OVERALL STRATEGIC DIRECTION DEVELOPED BY MR. SCHWAB IS CRITICAL TO ENHANCING THE FUTURE LONG-TERM VALUE OF THE COMPANY FOR ITS STOCKHOLDERS, AND

   * MR.  SCHWAB'S  LEADERSHIP  HAS  ENABLED  THE  COMPANY,  ON  THE  WHOLE,  TO
     SUBSTANTIALLY OUTPERFORM BOTH THE DOW JONES SECURITIES BROKERAGE GROUP INDEX AND THE STANDARD & POOR'S 500 INDEX OVER THE PAST FIVE YEARS.



The Company attained a pre-tax operating profit margin of 24% and net revenue growth of 29% in 2000, which resulted in pre-tax operating profit of $1.388 billion. The amount of the annual bonus for 2000 paid to Mr. Schwab under his employment agreement was $8,100,000.


DAVID S. POTTRUCK

Mr. Pottruck, President and Co-Chief Executive Officer, is compensated in the form of a base salary and an annual bonus payable under the Corporate Executive Bonus Plan that is dependent on our corporate pre-tax operating profit margin and net revenue growth. (See "Corporate Executive Bonus Plan" earlier in this report.) For 2000, our committee determined that, based on the relative responsibilities of Mr. Schwab and Mr. Pottruck, it was appropriate for Mr. Pottruck to receive a base salary equal to the base salary payable to Mr. Schwab under his employment agreement. For the same reason, we determined it to be appropriate to set a target bonus for Mr. Pottruck under the Corporate Executive Bonus Plan that would cause Mr. Pottruck to receive an annual bonus equal to the annual bonus payable to Mr. Schwab under his employment agreement, depending on our corporate performance. Specifically, our committee believes that:

   * MR. POTTRUCK PROVIDES STRATEGIC AND DAY-TO-DAY LEADERSHIP THAT HAS CONTRI-BUTED AND CONTINUES TO CONTRIBUTE SIGNIFICANTLY TO THE COMPANY'S GROWTH AND SUPERIOR PERFORMANCE,

[side bar]

CO-CHIEF EXECUTIVE
OFFICERS' COMPENSATION

                                                   COMPENSATION COMMITTEE REPORT



   * MR. POTTRUCK GUIDES THE COMPANY IN THE DELIVERY OF HIGHLY COMPETITIVE PRO-DUCTS AND SERVICES TO ITS CLIENTS, AND THIS ABILITY TO COMPETE IS IMPERATIVE TO BUILDING FUTURE LONG-TERM VALUE FOR STOCKHOLDERS, AND


   * OVER THE PAST FIVE YEARS, THE COMBINATION OF MR.POTTRUCK'S AND MR. SCHWAB'S LEADERSHIP HAS ENABLED THE COMPANY, ON THE WHOLE, TO SUBSTANTIALLY
     OUTPERFORM BOTH THE DOW JONES SECURITIES BROKERAGE GROUP INDEX AND THE STANDARD & POOR'S 500 INDEX.


TAX LAW LIMITS ON EXECUTIVE COMPENSATION


Section 162(m) of the Internal Revenue Code limits tax deductions for certain executive compensation over $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and stockholders have approved the compensation arrangements. The Company believes that it is generally in the best interests of its stockholders to structure compensation plans so that compensation is deductible under Section 162(m). Accordingly, the Company's Corporate Executive Bonus Plan, 1992 Stock Incentive Plan, and Mr. Schwab's employment agreement have been approved by stockholders. In addition, stockholders are being asked to approve the 2001 Stock Incentive Plan and the Annual Executive Individual Performance Plan, as amended, at this year's annual meeting of stockholders. (See "Proposals To Be Voted On," beginning on page 10, and Appendices B and C.)


However, the Company believes that there may be times when the benefit of the deduction would be outweighed by other corporate objectives, such as the need for flexibility.

Our committee will continue to monitor issues concerning the tax deductibility of executive compensation and will take appropriate action if we believe it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, our committee is prepared, if we believe it is appropriate, to enter into compensation arrangements or provide compensation under which payments may not be deductible under Section 162(m). Tax deductibility will not be the sole factor we consider in determining appropriate levels or types of compensation.


COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Roger O. Walther, Chairman

Nancy H. Bechtle

C. Preston Butcher

Stephen T. McLin

George P. Shultz

[side bar]

TAX LAW LIMITS ON
EXECUTIVE
COMPENSATION

AUDIT COMMITTEE REPORT


The Audit Committee of the Company's Board of Directors consists of seven directors who are not employees of the Company or any of its subsidiaries. The Board believes that all of the members of our committee are "independent directors" as defined under applicable listing standards.

The Board of Directors has adopted a written Audit Committee Charter. A copy of the Charter is attached as Appendix E.

Our committee has met and held discussions with management and the independent auditors. As part of this process, we have:

   * reviewed and discussed the audited financial statements with management,

   * discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and

   * received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors the independent auditors' independence.

Based on the review and discussions referred to above, our committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the SEC.


AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Stephen T. McLin, Chairman

Nancy H. Bechtle

C. Preston Butcher

Donald G. Fisher

Anthony M. Frank

Frank C. Herringer

Arun Sarin

[side bar]

BOARD AUDIT COMMITTEE
REPORT

                                                            AUDITOR INDEPENDENCE


SELECTION

Our Board has selected Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year. They have served as auditors for Charles Schwab & Co., Inc. or the Company since 1976. We expect representatives of Deloitte & Touche to attend the meeting in order to respond to questions from stockholders, and they will have the opportunity to make a statement.

AUDIT FEES

The aggregate fees for professional services rendered by Deloitte & Touche in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the fiscal year ended December 31, 2000 were $3.7 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The aggregate fees for information technology services rendered by Deloitte & Touche relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 were $0.7 million.

ALL OTHER FEES

The aggregate fees for all other services rendered by Deloitte & Touche for the fiscal year ended December 31, 2000 were $6.0 million and can be sub-categorized as follows:

    ATTESTATION FEES

    The aggregate fees for attestation services for matters such as SEC regis-tration statements, comfort letters, Statement on Auditing Standards No.70 reports, employee benefit plan audits, and agreed-upon procedures were $1.0 million.

    OTHER FEES

    The aggregate fees for all other services,  including due diligence  related
    to  acquisitions,   business  and  operational  process   improvement,   tax
    consulting and regulatory matters, were $5.0 million.

REVIEW OF AUDITOR INDEPENDENCE

The Board Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche, as described above in "Financial Information Systems Design and Implementation Fees" and "All Other Fees," is compatible with maintaining Deloitte & Touche's independence as the Company's principal auditor.

[side bar]

SELECTION

AUDIT FEES

FINANCIAL INFORMATION
SYSTEMS DESIGN AND
IMPLEMENTATION FEES

ALL OTHER FEES

REVIEW OF AUDITOR
INDEPENDENCE

OTHER INFORMATION


CERTAIN TRANSACTIONS

Directors and executive officers may maintain margin trading accounts with Charles Schwab & Co., Inc. Extensions of credit in such accounts:

   * are made in the ordinary course of business,

   * are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons, and

   * do not involve more than the normal risk of collectibility or present other unfavorable features.

Employees and directors of the Company who engage in brokerage transactions at Charles Schwab & Co., Inc. receive a 20% discount from its standard commission rates for brokerage transactions.


In addition, as of March 16, 2001, the executive officers listed below had outstanding loans made by the Company, as specified below. The Company made these loans to encourage the executives to continue holding shares of Company restricted stock after vesting by providing funds to satisfy the income tax liability resulting from the vesting of the shares. These loans do not bear interest. However, under Internal Revenue Code regulations, the executives will be taxed on imputed income in amounts based on required IRS interest rates. These loans were made in the fiscal year which began January 1, 2001.




                                                        LARGEST AMOUNT          AMOUNT
                                                         OUTSTANDING       OUTSTANDING AS OF
                  NAME AND TITLE                         AT ANY TIME           3/16/01
                  --------------                        --------------     -----------------

Linnet F. Deily                                          $638,499          $638,499
Vice Chairman and Executive Vice President

Lon Gorman                                               $813,564          $813,564
Vice Chairman and Executive Vice President

Daniel O. Leemon                                         $566,713          $566,713
Executive Vice President and Chief Strategy Officer

Dawn G. Lepore                                           $647,672          $647,672
Vice Chairman, Executive Vice President and
Chief Information Officer

Steven L. Scheid                                         $647,672          $647,672
Vice Chairman and Executive Vice President



[side bar]

CERTAIN TRANSACTIONS

                                                               OTHER INFORMATION


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


The Company believes that during 2000 all filings with the SEC by its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Company common stock under Section 16(a) of the Securities Exchange Act of 1934, except that the January 2000 transaction of Karen Chang, Executive Vice President, was inadvertently reported late. The transaction involved only the exercise of stock options. Ms. Chang did not sell the shares of common stock acquired in the exercise. The report, which was due in February 2000, was filed in March 2000.


STOCKHOLDER PROPOSALS

If you want us to consider including a proposal in our proxy statement next year, you must deliver it to the Company's Corporate Secretary at our principal executive office no later than November 26, 2001. The Company's bylaws contain specific procedural requirements regarding a stockholder's ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. If you would like a copy of the procedures contained in our bylaws, please contact:

Assistant Corporate Secretary
The Charles Schwab Corporation
101 Montgomery Street (88/5)
San Francisco, California 94104
(415) 636-1337


For next year's annual meeting of stockholders, the persons appointed by proxy to vote stockholders' shares will vote those shares according to their best judgment on any stockholder proposal the Company receives after March 8, 2002.


COSTS OF PROXY SOLICITATION

The Company is paying for distributing and soliciting proxies. As a part of this process, the Company reimburses brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to stockholders. The Company is not using an outside proxy solicitation firm this year, but employees of the Company or its subsidiaries may solicit proxies through mail, telephone or other means. Employees do not receive additional compensation for soliciting proxies.


INCORPORATION BY REFERENCE


The Company's filings with the SEC sometimes "incorporate information by reference." This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on the SEC's rules, the performance graph on page 22 of this proxy statement, the "Compensation Committee Report" on page 28-33, the "Audit Committee Report" on page 34, and the "Audit Committee Charter" (Appendix E) on pages 50-52 specifically are not incorporated by reference into any other filings with the SEC.


You are receiving this proxy statement as part of the proxy materials for the annual meeting of stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of Company stock.

[side bar]

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING
COMPLIANCE

STOCKHOLDER
PROPOSALS

COSTS OF PROXY
SOLICITATION

INCORPORATION BY
REFERENCE

TICKETS AND INTERNET ACCESS TO THE ANNUAL MEETING


TICKETS AND INTERNET ACCESS TO THE ANNUAL MEETING


Seating is limited and, therefore, admission to the annual meeting is by ticket only on a first-come, first-served basis. To request a ticket, you may either:

   * go to WWW.SCHWABEVENTS.COM,

   * write the Assistant Corporate Secretary at this address:

      Assistant Corporate Secretary
      The Charles Schwab Corporation
      101 Montgomery Street (88/5)
      San Francisco, CA 94104

                                     - or -


   * call the Assistant Corporate Secretary at
     (415) 636-1337.


We also will broadcast the annual meeting over the Internet. For information on how to receive the real-time webcast, go to WWW.SCHWABEVENTS.COM.


By Order of the Board of Directors,




/s/ CARRIE E. DWYER
------------------------

CARRIE E. DWYER
EXECUTIVE VICE PRESIDENT,
GENERAL COUNSEL AND
CORPORATE SECRETARY


March 26, 2001
San Francisco, California

[side bar]

ADMISSION TO THE
ANNUAL MEETING IS BY
TICKET ONLY ON A FIRST-
COME, FIRST SERVED
BASIS. YOU MAY ALSO
JOIN US VIA THE REAL-
TIME WEBCAST OF THE
ANNUAL MEETING.

                    APPENDIX A  DESCRIPTION OF EMPLOYMENT AND LICENSE AGREEMENTS


This Appendix A contains descriptions of agreements between the Company and Charles R. Schwab relating to his employment and the use of the name "Schwab" by The Charles Schwab Corporation.

EMPLOYMENT AGREEMENT AND NAME ASSIGNMENT

The Company and Mr. Schwab entered into an employment agreement effective March 31, 1995. Stockholders approved the employment agreement. It has an initial term of five years, and provides that as of each March 31, the term of the employment agreement is automatically extended by an additional year, under the same terms and conditions, unless beforehand either party provides notice to the other of an intention not to extend it.

The employment agreement provides for an annual base salary of $800,004 and provides that Mr. Schwab will participate in all compensation and fringe benefit programs made available to other executive officers, including the stock incentive plans. Instead of participating in the executive bonus plans, Mr. Schwab's annual bonus, if any, is a multiple of his base salary. This multiple is based on our corporate pre-tax operating profit margin and net revenue growth for the year, and is determined under a matrix adopted by the Board Compensation Committee. The committee has the authority to adjust the matrix periodically (except the committee may not change the matrix more than 90 days after the beginning of any year). The matrix is also adjusted automatically each year, based on increases in the Consumer Price Index.

The employment agreement also provides that certain compensation and benefits will be paid or provided to Mr. Schwab (or his immediate family or estate) if his employment is terminated involuntarily, except for cause, before the expiration of the employment agreement. "Cause" is defined as the commission of a felony, or willful and gross negligence, or misconduct that results in material harm to the Company.

"Involuntary termination" includes Mr. Schwab's resignation following a material change in his capacities or duties at the Company or Charles Schwab & Co., Inc. If an involuntary termination is not due to death, disability or "cause":

   * Mr. Schwab will be entitled to receive for a period of 36 months all compensation to which he would have been entitled had he not been terminated, including his base salary and participation in all bonus, incentive and other compensation benefit plans for which he was or would have been eligible (but excluding additional grants under stock incentive plans), and

   * all his outstanding, unvested awards under stock incentive plans will vest fully on the termination date.

If an involuntary termination is due to disability, Mr. Schwab will be entitled to receive:

   * his base salary, less any payments under the corporate long-term disability plan, and benefits (but not bonuses or other incentive compensation) for a period of 36 months from the termination date, and

[side bar]

EMPLOYMENT AGREEMENT
AND NAME ASSIGNMENT

APPENDIX A DESCRIPTION OF EMPLOYMENT AND LICENSE AGREEMENTS


   * a prorated portion of any bonus or incentive payments for the year in which the disability occurs.

If an involuntary termination is due to death, a lump sum payment will be made to Mr. Schwab's estate equal to five times his then base salary.

If Mr. Schwab voluntarily resigns his employment within 24 months of a change in control of the Company, he will be entitled to receive a prorated portion of any bonus or incentive payments payable for the year in which the resignation occurs. In addition, if Mr. Schwab voluntarily resigns his employment, or his employment is involuntarily terminated, within 24 months of a change in control of the Company, he will have the right (but not the obligation) to enter into a consulting arrangement with the Company. Under that arrangement Mr. Schwab would provide certain consulting services to the Company for a period of five years for an annual payment equal to $1 million or 75% of his then base salary, whichever is less.

The employment agreement prohibits Mr. Schwab from becoming associated with any business competing with the Company for a period of five years following a voluntary resignation of employment. (However, that restriction does not apply if Mr. Schwab resigns his employment within 24 months of a change in control of the Company.)

The Company and Charles Schwab & Co., Inc. also are parties to an Assignment and License agreement with Mr. Schwab that was approved in July 1987 by the Company's non-employee directors. Under the agreement, Mr. Schwab has assigned to the Company all service mark, trademark, and trade name rights to Mr. Schwab's name (and variations on the name) and likeness. However, Mr. Schwab has retained the perpetual, exclusive, irrevocable right to use his name and likeness for any activity other than the financial services business.

Beginning immediately after any termination of his employment, Mr. Schwab will be entitled to use his likeness in the financial services business for some purposes (specifically, the sale, distribution, broadcast and promotion of books, videotapes, lectures, radio and television programs, and also any financial planning services that do not directly compete with any business in which the Company or its subsidiaries are then engaged or plan to enter within three months). Beginning two years after any termination of his employment, Mr. Schwab may use his likeness for all other purposes, as long as that use does not cause confusion about whether the Company is involved with goods or services actually marketed by Mr. Schwab or by third parties unrelated to the Company.

So long as Mr. Schwab does not cause actual confusion among customers, he will at all times be able to use his own name to identify himself, but not as a service mark, trademark or trade name in the financial services business. The Assignment and License agreement defines the "financial services business" as the business in which Charles Schwab & Co., Inc. is currently engaged and any additional and related businesses in which that firm or the Company is permitted to engage under

[side bar]

EMPLOYMENT AGREEMENT
AND NAME ASSIGNMENT

                     APPENDIX A DESCRIPTION OF EMPLOYMENT AND LICENSE AGREEMENTS


rules and regulations of applicable regulatory agencies. The Company's ability to assign or license the right to use Mr. Schwab's name and likeness is severely limited during Mr. Schwab's lifetime.

No cash consideration is to be paid to Mr. Schwab for the name assignment while he is employed by the Company or, after that employment terminates, while he is receiving compensation under an employment agreement with the Company. Beginning when all such compensation ceases, and continuing for a period of 15 years, Mr. Schwab or his estate will receive three-tenths of one percent (0.3%) of the aggregate net revenues of the Company (on a consolidated basis) and those of its unconsolidated assignees and licensees that use the name or likeness. These payments may not, however, exceed $2 million per year, adjusted up or down to reflect changes from the cost of living prevailing in the San Francisco Bay Area during specified months in 1987, and they will terminate if the Company and its subsidiaries cease using the name and likeness.

[side bar]

EMPLOYMENT AGREEMENT
AND NAME ASSIGNMENT

APPENDIX B  DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN


GENERAL DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN


ELIGIBILITY TO RECEIVE AWARDS


Key employees of the Company and its subsidiaries, including directors who are also employees, are eligible for awards under the plan. Non-employee directors are eligible for an annual, automatic grant of non-qualified stock options.

In 2000, approximately 1,350 persons received awards under the 1992 Stock Incentive Plan, which is to be replaced by the 2001 Stock Incentive Plan. Based on the current number and classes of employees within the Company and current stock-based award practices, we expect to have a comparable number of participants under the 2001 Stock Incentive Plan on an annual basis.



LIMITS ON AWARDS

The following are the limits on the number of shares that may be granted to any one participant in any one year:


   * 5 million shares under options,

   * 1 million restricted shares, and

   * 1 million performance share awards.


These annual limits are adjusted automatically for any stock split, declaration of a stock dividend or other similar event.


TYPES OF AWARDS

Awards under the 2001 Stock Incentive Plan may take the form of restricted shares, performance share awards and options to acquire the Company's common stock, as described below.

   * Restricted shares are similar to common stock in that they have the same voting and dividend rights, but the recipient will forfeit the restricted shares if the applicable vesting conditions are not satisfied.

   * Performance share awards are obligations of the Company to issue and deliver in the future shares of common stock if the applicable conditions are satisfied.

   * Options are the rights to acquire common stock at an exercise price at least equal to the fair market value of the Company's stock on the date of grant. Options include non-qualified stock options and incentive stock options. Incentive stock options are intended to qualify for special tax treatment. Options vest according to a schedule.

   * An award under the plan may consist of one or more of these grant types, except that non-employee directors will only be eligible to receive non-qualified stock options.


No payment is required on the grant of any award, except (in the case of restricted shares and performance shares) payment of the $.01 per share par value of the stock awarded. Upon exercise of an option, the option holder must pay the option exercise price to the Company. On March 16, 2001, the closing price of Company common stock was $16.49 per share.


A total of 70 million shares may be issued under the plan under options and performance share awards and as restricted

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GENERAL DESCRIPTION
OF THE 2001 STOCK
INCENTIVE PLAN

                         APPENDIX B DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN


shares. This number adjusts automatically for any stock split, declaration of a stock dividend or other similar event.


As of February 28, 2001, the number of remaining shares under the 1992 Stock Incentive Plan was 6,896,430, and the number of remaining shares under all other Company stock incentive plans was 9,225,145. The Company will continue to make grants under the 1992 Stock Incentive Plan until all the remaining shares have been used or until that plan expires in 2002, whichever is sooner.


Under the terms of the 2001 Stock Incentive Plan, if:

   * the recipient forfeits any restricted shares, performance share awards or options,

   * any performance share awards terminate for any other reason without the associated common stock being issued, or

   * options terminate for any other reason before exercise,

then the underlying shares again become available for awards.


ADMINISTRATION, AMENDMENT AND TERMINATION

The 2001 Stock Incentive Plan is administered by the Board Compensation Committee. The committee, on advice of the Company's executive management,

   * selects the key employees who will receive awards,

   * determines the amount, vesting requirements, performance criteria, if any, and other conditions of each award,

   * interprets the provisions of the plan, and

   * makes all other decisions regarding the operation of the plan.

The grant of non-qualified stock options to non-employee directors is made annually, and the committee has no discretion with respect to those awards.

GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

Under the 2001 Stock Incentive Plan, each new director receives a grant of options to purchase a total of 10,000 shares of Company common stock. Also, each non-employee director receives an annual, automatic grant of options. The number of options in the grant is determined by dividing $150,000 by the closing price of Company common stock on the grant date. This grant is made on May 15 of each year, but if May 15 is not a business day, then the grant is made on the next business day.

In addition, a non-employee director who elects to defer directors' fees under the Directors' Deferred Compensation Plan can, instead of receiving fees, elect either to:

   * receive a grant of stock options which:

     * have a fair value on the grant date equal to the amount of the deferred fees (as determined under an appropriate options valuation method),

     * have an option exercise price equal to the fair market value of Company common stock on the date the deferred fee amount would have been paid, and

     * vest immediately upon grant and generally expire ten years after the grant date,

                                     - or -

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GENERAL DESCRIPTION
OF THE 2001 STOCK
INCENTIVE PLAN

APPENDIX B DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN


   * invest the amount of the deferred fees in shares of Company common stock to be held in a trust and distributed to the director (in shares) when the director leaves the Board.

RESTRICTED SHARES AND PERFORMANCE SHARE AWARDS

Recipients of restricted shares cannot transfer them before they vest (except that the recipient can transfer them by gift to certain trusts and partnerships formed for the benefit of family members).

Recipients of performance share awards cannot transfer them, and the recipients have no voting or dividend rights until the associated shares of common stock are issued. At that time the recipients will have the same voting, dividend and other rights as the Company's other stockholders.

Generally, vesting of all or a portion of restricted shares and performance share awards is accelerated if the recipient dies, becomes disabled, or retires, and may be accelerated if a "change in control" occurs. (We explain that term later in this Appendix B under "Change in Control.")

When granting an award, the Board Compensation Committee determines the number of performance share awards or restricted shares to be included in the award as well as the vesting or issuance conditions. The vesting or issuance conditions may be based on:

   * the employee's individual performance,

   * the Company's performance, or

   * other appropriate criteria.

When the committee uses the Company's performance as a vesting or issuance condition, it establishes performance goals based on one or more of the following business criteria:

   * pre-tax income,

   * operating income,

   * cash flow,

   * stockholder return,

   * revenue,

   * revenue growth,

   * return on net assets,


   * net income,

   * net new assets,


   * earnings per share,

   * return on equity, or

   * return on investment.


TERMS OF STOCK OPTIONS


The exercise price of any stock option granted under the plan must be equal to or greater than the fair market value of the Company's common stock on the date of grant. The 2001 Stock Incentive Plan defines "fair market value" as the closing price of the Company's stock as reported by the New York Stock Exchange Composite Transactions Index for the date of grant.

The term of an incentive stock option cannot exceed ten years. The Board Compensation Committee establishes vesting conditions when it grants an option. Generally vesting is accelerated if the recipient dies, becomes disabled, or retires, and may be accelerated if a "change

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GENERAL DESCRIPTION
OF THE 2001 STOCK
INCENTIVE PLAN

                         APPENDIX B DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN

in control" occurs. (We explain that term in the following section of this Appendix B.)

Recipients may transfer options (other than incentive stock options, which must be nontransferable to qualify as incentive stock options) to certain trusts and partnerships formed for the benefit of family members.



CHANGE IN CONTROL

Under the 2001 Stock Incentive Plan, the term "change in control" means:

   * the Company undergoes any change in control which would have to be disclosed in the Company's next proxy statement under SEC rules, or


   * any person becomes the beneficial owner, directly or indirectly, of at least 20% of the combined voting power of the Company's outstanding securities, except as a result of a repurchase by the Company of its own securities, or


   * the composition of the Board of Directors changes, and as a result fewer than two-thirds of the incumbent directors:

     * had been directors of the Company 24 months earlier, or

     * had been elected or nominated with the approval of at least a majority of the directors who had been directors of the Company 24 months earlier and who were still directors at the time of the incumbent directors' election or nomination.


FEDERAL TAX CONSEQUENCES

The following is a summary of the federal income tax consequences of awards under the 2001 Stock Incentive Plan.

OPTIONS

When the options are granted, there are no federal income tax consequences to the Company or the option holder.

On the exercise of a non-qualified stock option, the option holder generally will have ordinary income. The amount of the income will be equal to:

   * the fair market value of the shares on the exercise  date, minus

   * the option exercise price.

The income will be subject to tax withholding. Generally, in the same year that the option holder has income from the option exercise, the Company will be able to take a tax deduction in the amount of that income.

On any subsequent disposition of the shares, any additional gain or loss recognized by the holder generally will be capital gain or loss.

In contrast, the exercise of incentive stock options will not normally result in any taxable income to the option holder at that time; nor will the Company be entitled to any tax deduction. However, the exercise will result in an amount that is taken into account in computing the option holder's alternative minimum taxable income. This amount will be equal to:

   * the fair market value of the shares on the exercise  date,  minus

   * the option exercise price.

If the option holder exercises the options, holds the shares for the period required by law, and then sells the shares, the difference

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FEDERAL TAX
CONSEQUENCES

APPENDIX B DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN

between the sale price and the exercise price generally will be taxed as capital gain or loss.

If the option holder does not hold the shares for the period required by law, he or she generally will have ordinary income at the time of the early disposition. The amount of the income will be equal to:

   * the fair market value of the shares on the exercise date (or, if less, the sale price), minus

   * the option exercise price.

The Company generally will be entitled to a tax deduction in that same amount. Any additional gain upon the disposition generally will be taxed as capital gain.


RESTRICTED SHARES

Unless the recipient of restricted shares elects to be taxed when the shares are granted, there will be no federal income tax consequences to the recipient or to the Company while the shares have vesting restrictions. Upon vesting the recipient will have ordinary income. The amount of the income will be equal to:

   * the fair market value of the shares on the vesting  date,  minus

   * the amount paid for the shares.

The income will be subject to tax withholding. The Company generally will be entitled to a tax deduction in the amount of the recipient's income. Upon any subsequent disposition of the shares, any additional gain or loss recognized by the holder generally will be capital gain or loss.


PERFORMANCE SHARE AWARDS

The grant of performance share awards will have no federal income tax consequence to the Company or the recipient at the time of the grant. When a recipient becomes entitled to receive any common stock under the terms of the performance share award, the recipient generally will have ordinary income. The amount of the income will be equal to:


   * the fair market value of the shares on that date,  minus

   * any amount paid for the shares.


The income will be subject to tax withholding. The Company generally will be entitled to a tax deduction in the amount of the recipient's income. Upon any subsequent disposition of the shares, any additional gain or loss recognized by the holder generally will be capital gain or loss.

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FEDERAL TAX
CONSEQUENCES

APPENDIX C  DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN


GENERAL DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

PLAN PARTICIPANTS


The participants in the Annual Executive Individual Performance Plan, as amended, include the Vice Chairmen, Executive Vice Presidents and, from time to time, certain other officers having comparable positions, in each case as selected for participation by the Board Compensation Committee. Currently, nine executive officers participate in the Individual Performance Plan.



DETERMINATION OF BONUS AMOUNTS

The Individual Performance Plan specifies a maximum bonus for each participant, which is 160% of the amount of the executive's bonus computed under the Corporate Executive Bonus Plan. Participants in the Individual Performance Plan may receive some, all, or none of their maximum bonus under the plan, depending upon an assessment of their achievement of individual performance goals, which is made by the Compensation Committee. The following paragraph describes how an executive's bonus is computed under the Corporate Executive Bonus Plan.

To determine the bonus payable to an executive under the Corporate Executive Bonus Plan, the Compensation Committee first determines a target bonus for each executive, which is expressed as a percentage of the executive's annual base salary, and depends upon an assessment of the executive's roles and responsibilities. The Committee sets target bonuses in the first quarter of each year, based upon the recommendations of the Chairman and Co-Chief Executive Officer and, where appropriate, the President and Co-Chief Executive Officer. For the executives who participate in the Individual Performance Plan, the target bonus percentages under the Corporate Executive Bonus Plan can be up to 100% of the executive's annual base salary. The amount of the target bonus is then multiplied by a payout percentage, which is derived from a matrix fixed by the Compensation Committee in advance, and which can range from 0% to 400% for the executives who participate in the Individual Performance Plan. The matrix establishes the relationship between the payout percentage and the Company's performance for the year relative to its targets of net revenue growth and pre-tax operating profit margin. In any event, the amount of base salary included in the computation of the target bonus amount for each participant in any year may not exceed 250% of the base salary, determined as of March 31, 2000, payable to the participant holding the same or substantially similar position on March 31, 2000.

The amount so derived from multiplying the executive's target bonus by the payout percentage determined pursuant to the matrix is the amount of the bonus payable under the Corporate Executive Bonus Plan. This latter amount is then multiplied by 160% to determine the maximum bonus payable to the executive under the Individual Performance Plan.

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GENERAL DESCRIPTION OF
THE ANNUAL EXECUTIVE
INDIVIDUAL
PERFORMANCE PLAN

APPENDIX C DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN


BONUS PAYMENTS

Payments are generally made in cash, except that the Compensation Committee may decide to make all or a portion of the payments in Company stock or other equity-based awards (including stock options or restricted stock) with equivalent value. However, not more than 0.5% of the Company's outstanding shares may be issued in any year under the Individual Performance Plan (combined with any such shares issued under the Corporate Executive Bonus Plan).

Amounts payable under the Individual Performance Plan are generally paid within a reasonable time after the end of the year in which they are earned. However, a recipient may elect to defer receipt of all or any portion of the amounts payable under the plan until a specified date, or until termination of employment, but deferrals will be paid immediately if the Company undergoes a change in control. Deferrals may be credited with growth rates, determined by the total return that would result from investments in certain registered investment companies selected from time to time by the Company, the allocation among which is determined by the participant.


PLAN ADMINISTRATION

The Compensation Committee administers the Individual Performance Plan and makes all decisions regarding the operation of the plan and payments under it. The Compensation Committee may amend or terminate the plan at any time and for any reason.

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GENERAL DESCRIPTION OF
THE ANNUAL EXECUTIVE
INDIVIDUAL
PERFORMANCE PLAN

APPENDIX D NEW PLAN BENEFITS TABLE




NEW PLAN BENEFITS

                                                                              2001                       ANNUAL EXECUTIVE INDIVIDUAL
                                                                     STOCK INCENTIVE PLAN(1)                  PERFORMANCE PLAN (2)
                                                              NUMBER OF SHARES      NUMBER OF RESTRICTED        DOLLAR VALUE ($)
    NAME                                                    UNDERLYING OPTIONS(#)    AND OTHER SHARES(#)
-----------------------------------------------------------------------------------------------------------------------------------

    CHARLES R. SCHWAB(3)                                            300,000                        0                 N/A
    CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER

    DAVID S. POTTRUCK(3)                                            300,000                        0                 N/A
    PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER

    JOHN PHILIP COGHLAN                                             220,001                        0          $  826,478
    VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT

    STEVEN L. SCHEID                                                220,001                        0          $  843,553
    VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT

    DAWN G. LEPORE                                                  220,001                        0          $  821,645
    VICE CHAIRMAN, EXECUTIVE VICE PRESIDENT AND CHIEF
    INFORMATION OFFICER

    LINNET F. DEILY                                                 220,001                        0          $  876,683
    VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT

    LON GORMAN                                                      220,001                        0          $  820,345
    VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT

    ALL CURRENT EXECUTIVE OFFICERS, AS A GROUP                    1,034,984                   60,000          $6,523,864
    (13 PERSONS -- 2001 STOCK INCENTIVE PLAN;
    9 PERSONS -- 2001 ANNUAL EXECUTIVE INDIVIDUAL
    PERFORMANCE PLAN)

    ALL CURRENT DIRECTORS WHO ARE NOT EXECUTIVE OFFICERS, AS         53,283                      194                 N/A
    A GROUP (9 PERSONS) (4)

    ALL CURRENT EMPLOYEES, OTHER THAN EXECUTIVE OFFICERS, AS     15,076,861                1,193,500                 N/A
    A GROUP (4)

(1)  This column assumes that had the 2001 Stock Incentive Plan been in effect in 2000, the same number of options and restricted and other shares would have been granted in 2000 under that plan as were granted in 2000 under the 1992 Stock Incentive Plan.

(2)  This column  identifies  the amounts that would have been payable under the Annual Executive Individual Performance Plan, as amended, for 2000, had the amended plan been in effect in 2000, based on:

     * 2000 base salaries and target bonuses,

     * the Company's 2000 net revenue growth of 29% and pre-tax operating profit margin of 24%, and

     * an assumption that each executive officer receives his or her full target bonus under the amended plan.


(3)  Mr. Schwab and Mr. Pottruck do not participate in the Annual Executive Individual Performance Plan.


(4) Only executive  officers are eligible to participate in the Annual Executive Individual Performance Plan.



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NEW PLAN BENEFITS
TABLE

APPENDIX E  AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities by reviewing (1) the integrity of the Company's financial reporting process; (2) the adequacy of the Company's internal controls; (3) the audit process, including the independence and performance of the Company's internal and external auditors; and (4) such other matters as directed by the Board or this Charter.

COMPOSITION AND MEMBERSHIP

The Board appoints the members of the Audit Committee. The Audit Committee shall consist of at least three independent directors, all of whom shall be financially literate. At least one member of the Audit Committee shall have accounting or related financial management experience. The term of each member shall be two years, with alternating dates of expiration so as to provide continuity to the Audit Committee.

AUTHORITY


The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.


MEETINGS

There shall be four regular meetings each year and additional meetings may be held as circumstances warrant.

RESPONSIBILITIES

The responsibilities of the Audit Committee include, but are not limited, to the following:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.


3. Review the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

4.  Review  the  annual  audited  financial   statements  with  management,
    including major issues regarding accounting and auditing principles and practices, as well as the adequacy of the internal controls that could significantly affect the Company's financial statements.


5. Review any analyses prepared by management and/or the independent auditors of significant financial reporting issues and judgments made in connection with preparation of the Company's financial statements.

6. Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include any difficulties

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PURPOSE

COMPOSITION AND MEMBERSHIP

AUTHORITY

MEETINGS

RESPONSIBILITIES

                                              APPENDIX E AUDIT COMMITTEE CHARTER


encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.


7. Receive written periodic reports from the independent auditors regarding the auditors' independence, discuss such reports with the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to ensure the independence of the auditors.


8. Review and approve fees for audit services provided by the independent auditors. Review fees for information technology consulting and all other services provided by the independent auditors during the fiscal year.

9. Consider whether the provision of non-audit services by the independent auditors is compatible with maintaining auditor independence.

10. Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

11. Discuss with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

12. Discuss, or delegate to the Chairman to discuss, matters communicated by the independent auditors in connection with interim financial reviews prior to the filing of interim financial information with a regulatory agency, if practicable.

13. Review major changes to the Company's accounting principles and auditing practices as suggested by the independent auditors, internal auditors or management.

14. Review the appointment and replacement of the senior internal auditing executive.

15. Review with the independent auditors the internal audit department responsibilities, budget and staffing, and any changes required in the planned scope of the internal audit.

16. Review the significant reports to management prepared by the internal audit-ing department and management's responses.


17. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.


18. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

19. Maintain communication and, when appropriate, meet separately with the independent auditors, the Chief Financial Officer, the Senior Vice President of Internal Audit, and the General Counsel.

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RESPONSIBILITIES

APPENDIX E AUDIT COMMITTEE CHARTER


20. Review and approve disclosures required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.


21. Oversee the process for determining compliance with the Company's Code of Conduct. Review and approve significant revisions thereto.


22. Request reports from the independent and internal auditors regarding any areas that may require the Audit Committee's special attention.

23. Report its activities to the full Board on a regular basis.


While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's Code of Conduct.

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RESPONSIBILITIES

                         THE CHARLES SCHWAB CORPORATION

                             101 MONTGOMERY STREET

                            SAN FRANCISCO, CA 94104

                                  415.627.7000

                             NYSE Stock Symbol: SCH

                                 www.schwab.com



















                   creating a world of smarter inventors (TM)

                        CharlesSchwab logo appears here

Printed on recycled paper.                                          LGL-13902-02

                         THE CHARLES SCHWAB CORPORATION
                            2001 STOCK INCENTIVE PLAN


ARTICLE 1.  INTRODUCTION.

         The Plan was adopted by the Board of Directors on February 28, 2001. The purpose of this Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging Non-Employee Directors and Key Employees to focus on long-range objectives, (b) encouraging the attraction and retention of Non-Employee Directors and Key Employees with exceptional qualifications and (c) linking Non-Employee Directors and Key Employees directly to stockholder interests. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Performance Share Awards or Options, which may constitute incentive stock options or nonstatutory stock options. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

ARTICLE 2.  ADMINISTRATION.

         2.1      The  Committee.    The  Plan  shall  be  administered  by  the
                  --------------
Committee. The Committee shall consist of two or more Directors, who shall be appointed by the Board.

         2.2      Committee  Responsibilities.  The  Committee  shall select the
                  ---------------------------
Key Employees who are to receive Awards under the Plan, determine the amount, vesting requirements and other conditions of such Awards, may interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3.  LIMITATIONS ON AWARDS.

         The aggregate number of Restricted Shares, Performance Share Awards and Options awarded under the Plan shall not exceed 70,000,000. If any Restricted Shares, Performance Share Awards or Options are forfeited, or if any Performance Share Awards terminate for any other reason without the associated Common Shares being issued, or if any Options terminate for any other reason before being exercised, then such Restricted Shares, Performance Share Awards or Options shall again become available for Awards under the Plan.

         Subject to the overall limit on the aggregate shares set forth above, the following limitations shall apply: (a) The maximum number of Common Shares which may be granted subject to an Option to any one Participant in any one fiscal year shall be 5,000,000; and (b) The maximum number of Restricted Shares or Performance Share Awards which may be granted to any one Participant in any one fiscal year shall be 1,000,000. The limitations set forth in the preceding sentence shall be subject to adjustment pursuant to Article 10; and

         The limitations of this Article 3 shall each be subject to adjustment pursuant to Article 10. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

ARTICLE 4. ELIGIBILITY.

         4.1      General Rule. Key Employees and  Non-Employee Directors  shall
                  ------------
be eligible for designation as Participants by the Committee.

         4.2      Non-Employee Directors.  In addition to any awards pursuant to
                  ----------------------
Section 4.1, Non-Employee Directors shall be entitled to receive the automatic NQSOs described in this Section 4.2.

           (a) Each Non-Employee Director shall receive an NQSO covering a number of Common Shares for each Award Year with respect to which he or she serves as a Non-Employee Director on the grant date described in subsection (b) below, to be calculated by dividing $150,000 by the Fair Market Value of the Common Shares on the grant date described in subsection (b) below; and

           (b) The NQSO for a particular Award Year shall be granted to each Non-Employee Director as of May 15 of each Award Year, and if May 15 is not a business day, then the grant shall be made on and as of the next succeeding business day;

           (c) Each NQSO shall be exercisable in full at all times during its term;

           (d) The term of each NQSO shall be 10 years; provided, however, that any unexercised NQSO shall expire on the earlier of the date 10 years after the date of grant or three (3) months following the date that the Optionee ceases to be a Non-Employee Director or a Key Employee for any reason other than death or disability. If an Optionee ceases to be a Non-Employee Director or Key Employee on account of death or disability, any unexercised NQSO shall expire on the earlier of the date 10 years after the date of grant or one year after the date of death or disability of such Director; and

           (e) The Exercise Price under each NQSO shall be equal to the Fair Market Value on the date of grant and shall be payable in any of the forms described in Article 6.

         4.3      Ten-Percent Stockholders. A Key Employee who owns more than 10
                  ------------------------
percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (a) the Exercise price under such ISO is at least 110 percent of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         4.4      Attribution Rules. For purposes of Section 4.3, in determining
                  -----------------
stock ownership, a Key Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors or lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which the Key Employee holds an option shall not be counted.

         4.5      Outstanding Stock. For purposes of  Section 4.3,  "outstanding
                  -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant of the ISO to the Key Employee. "Outstanding stock" shall not include treasury shares or shares authorized for issuance under outstanding options held by the Key Employee or by any other person.

         4.6      Options  Issued  To  Non-Employee  Directors  In  Lieu  of Fee
                  --------------------------------------------------------------
Deferrals.  In  addition  to any  awards  pursuant  to  Sections  4.1 and 4.2, a
---------
Non-Employee  Director  who elects to defer the  receipt of amounts  pursuant to
Section 5.1 of The Charles Schwab Corporation Directors' Deferred Compensation Plan (the "Directors Deferred Compensation Plan") and elects to receive stock options in lieu of a Deferral Account balance pursuant to Section 5.4(2) of the Directors Deferred Compensation Plan, shall be entitled to receive a grant of NQSOs hereunder on the date the amounts would have been payable to the Non-Employee Director if the Non-Employee Director had not made such deferral election. Any NQSOs issued pursuant to this Section shall be issued pursuant to the terms set forth in subsections (c), (d) and (e) of Section 4.2 hereof.

         4.7      Performance  Shares  Issued To Non-Employee Directors Pursuant
                  --------------------------------------------------------------
to Fee Deferrals.  In addition to any awards pursuant to Sections 4.1 and 4.2, a
----------------
Non-Employee  Director  who elects to defer the  receipt of amounts  pursuant to
Section 5.1 of The Directors' Deferred Compensation Plan and elects to receive payment in Shares pursuant to Section 5.4(1) of the Directors Deferred Compensation Plan, shall be entitled to receive a grant of Performance Shares hereunder on the date the amounts would have been payable to the Non-Employee Director if the Non-Employee Director had not made such deferral election. For purposes of this section, the term Non-Employee Director shall also include non-employee directors of any Subsidiary, if the Committee has approved participation in the Directors Deferred Compensation Plan for such Subsidiary's non-employee directors.


ARTICLE 5. OPTIONS.

         5.1      Stock Option Agreement. Each grant of an Option under the Plan
                  ----------------------
shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan, and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Committee may designate all or any part of an Option as an ISO (or, in the case of a Key Employee who is subject to the tax laws of a foreign jurisdiction, as an option qualifying for favorable tax treatment under the laws of such foreign jurisdiction), except for Options granted to Non-Employee Directors.

         5.2      Options  Nontransferability.  Subject  to  the  provisions  of
                  ---------------------------
Section 14.2, no Option granted under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         5.3      Number of Shares.  Each  Stock  Option Agreement shall specify
                  ----------------
the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Each Stock Option Agreement shall also specify whether the Option is an ISO or an NQSO.

         5.4      Exercise Price. Each Stock Option  Agreement shall specify the
                  --------------
Exercise Price. The Exercise Price under an Option shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant, except as otherwise provided in Section 4.3. Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6.

         5.5      Exercisability and Term.  Each  Stock Option  Agreement  shall
                  -----------------------
specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term of an ISO shall in no event exceed 10 years from the date of grant, and Section 4.3 may require a shorter term. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire; provided that, in appropriate cases, the Company shall have the discretion to extend the term of an Option or the time within which, following termination of employment, an Option may be exercised, or to accelerate the exercisability of an Option. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employment and shall provide for the suspension of vesting when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company; provided that, except to the extent otherwise specified by the Committee at the time of grant, (i) the exercisability of Options shall be accelerated in the event of the Participant's death or Disability; (ii) in the case of Retirement, the exercisability of all outstanding Options shall be accelerated, other than any Options that had been granted within two years of the date of the Optionee's Retirement; and (iii) vesting shall be suspended when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company. Except as provided in Section 4.2, NQSOs may also be awarded in combination with Restricted Shares, and such an Award may provide that the NQSOs will not be exercisable unless the related Restricted Shares are forfeited. In addition, NQSOs granted under this Section 5 may be granted subject to forfeiture provisions which provide for forfeiture of the Option upon the exercise of tandem awards, the terms of which are established in other programs of the Company.

         5.6      Limitation on Amount of ISOs.  The aggregate fair market value
                  ----------------------------
(determined at the time the ISO is granted) of the Common Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000; provided, however, that all or any portion of an Option which cannot be exercised as an ISO because of such limitation shall be treated as an NQSO.

         5.7      Effect  of  Change  in  Control.   The  Committee (in its sole
                  -------------------------------
discretion) may determine, at the time of granting an Option, that such Option shall become fully exercisable as to all Common Shares subject to such Option immediately preceding any Change in Control with respect to the Company.

         5.8      Restrictions on Transfer of Common Shares.  Any  Common Shares
                  -----------------------------------------
issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Common Shares.

         5.9      Authorization of  Replacement  Options.  Concurrently with the
                  --------------------------------------
grant of any Option to a Participant (other than NQSOs granted pursuant to Section 4.2), the Committee may authorize the grant of Replacement Options. If Replacement Options have been authorized by the Committee with respect to a particular award of Options (the "Underlying Options"), the Option Agreement with respect to the Underlying Options shall so state, and the terms and conditions of the Replacement Options shall be provided therein. The grant of any Replacement Options shall be effective only upon the exercise of the Underlying Options through the use of Common Shares pursuant to Section 6.2 or
Section 6.3. The number of Replacement Options shall equal the number of Common Shares used to exercise the Underlying Options, and, if the Option Agreement so provides, the number of Common Shares used to satisfy any tax withholding requirements incident to the exercise of the Underlying Options in accordance with Section 13.2. Upon the exercise of the Underlying Options, the Replacement Options shall be evidenced by an amendment to the Underlying Option Agreement. Notwithstanding the fact that the Underlying Option may be an ISO, a Replacement Option is not intended to qualify as an ISO. The Exercise Price of a Replacement Option shall be no less than the Fair Market Value of a Common Share on the date the grant of the Replacement Option becomes effective. The term of each Replacement Option shall be equal to the remaining term of the Underlying Option. No Replacement Options shall be granted to Optionees when Underlying
Options are exercised pursuant to the terms of the Plan and the Underlying Option Agreement following termination of the Optionee's employment. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

         5.10     Options  Granted  to  Non-United States Key Employees.  In the
                  -----------------------------------------------------
case of Key Employees who are subject to the tax laws of a foreign jurisdiction, the Company may issue Options to such Key Employees that contain terms required to conform with any requirements for favorable tax treatment imposed by the laws of such foreign jurisdiction, or as otherwise may be required by the laws of such foreign jurisdiction. The terms of any such Options shall be governed by the Plan, subject to the terms of any Addendum to the Plan specifically applicable to such Options.

ARTICLE 6.  PAYMENT FOR OPTION SHARES.

         6.1      General Rule.  The  entire  Exercise  Price  of  Common Shares
                  ------------
issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except that the Company may at any time accept payment pursuant to Section 6.2 or 6.3.

         6.2      Surrender of Stock. To the extent  that  this  Section  6.2 is
                  ------------------
applicable, payment for all or any part of the Exercise Price may be made with Common Shares which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

         6.3      Exercise/Sale. To the extent  this Section 6.3 is  applicable,
                  -------------
payment may be made by the delivery (in a manner prescribed by the Company) of an irrevocable direction to Charles Schwab & Co., Inc. to sell Common Shares (including the Common Shares to be issued upon exercise of the Options) and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.


ARTICLE 7.  RESTRICTED SHARES AND PERFORMANCE SHARE AWARDS.

         7.1      Time,  Amount and  Form of Awards.  The  Committee  may  grant
                  ---------------------------------
Restricted Shares or Performance Share Awards with respect to an Award Year during such Award Year or at any time thereafter. Each such Award shall be evidenced by a Stock Award Agreement between the Award recipient and the Company. The amount of each Award of Restricted Shares or Performance Share Awards shall be determined by the Committee. Awards under the Plan may be granted in the form of Restricted Shares or Performance Share Awards or in any combination thereof, as the Committee shall determine at its sole discretion at the time of the grant. Restricted Shares or Performance Share Awards may also be awarded in combination with NQSOs, and such an Award may provide that the Restricted Shares or Performance Share Awards will be forfeited in the event that the related NQSOs are exercised.

         7.2      Payment for Restricted Share Awards.  To  the  extent  that an
                  -----------------------------------
Award is granted in the form of Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares.

         7.3      Vesting  or Issuance  Conditions.   Each  Award of  Restricted
                  --------------------------------
Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. Common Shares shall be issued pursuant to Performance Share Awards in full or in installments upon satisfaction of the issuance conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions in the case of Restricted Shares, or issuance conditions in the case of Performance Share Awards, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt; provided that, in the case of an Award of Restricted Shares where vesting is based entirely on the Participant's service (except to the extent otherwise specified by the Committee at the time of grant), (i) vesting shall be accelerated in the event of the Participant's death or Disability; (ii) in the case of Retirement, vesting shall be accelerated for all Restricted Shares that had been granted more than two years prior to the date of the Participant's Retirement; and (iii) vesting shall be suspended when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company. The Committee, in its sole discretion, may determine, at the time of making an Award of Restricted Shares, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company. The Committee, in its sole discretion, may determine, at the time of making a Performance Share Award, that the issuance conditions set forth in such Award shall be waived in the event that a Change in Control occurs with respect to the Company.

         7.4      Form of Settlement of Performance Share Awards.  Settlement of
                  ----------------------------------------------
Performance Share Awards shall only be made in the form of Common Shares. Until a Performance Share Award is settled, the number of Performance Share Awards shall be subject to adjustment pursuant to Article 10.

         7.5      Death of Recipient.  Any Common Shares that  are to be  issued
                  ------------------
pursuant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Common Shares that are to be issued pursuant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's estate. The Committee, in its sole discretion, shall determine the form and time of any distribution(s) to a recipient's beneficiary or estate.

ARTICLE 8.  CLAIMS PROCEDURES.

         Claims for benefits under the Plan shall be filed in writing with the Committee on forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed. If the claim is denied, the notice of disposition shall set forth the specific reasons for the denial, citations to the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim. If the claimant wishes further consideration of his or her claim, the claimant may appeal a denied claim to the Committee (or to a person designated by the Committee) for further review. Such appeal shall be filed in writing with the Committee on a form supplied by the Committee, together with a written statement of the claimant's position, no later than 90 days following receipt by the claimant of written notice of the denial of his or her claim. If the claimant so requests, the Committee shall schedule a hearing. A decision on review shall be made after a full and fair review of the claim and shall be delivered in writing to the claimant no later than 60 days after the Committee's receipt of the notice of appeal, unless special circumstances (including the need to hold a hearing) require an extension of time for processing the appeal, in which case a written decision on review shall be delivered to the claimant as soon as possible but not later than 120 days after the Committee's receipt of the appeal notice. The claimant shall be notified in writing of any such extension of time. The written decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall specifically refer to the pertinent Plan provisions on which it is based. All determinations of the Committee shall be final and binding on Participants and their beneficiaries.

ARTICLE 9.  VOTING RIGHTS AND DIVIDENDS.

         9.1      Restricted Shares. All holders of Restricted Shares shall have
                  ------------------
the same voting, dividend, and other rights as the Company's other stockholders.

         9.2      Performance Share Awards.  The  holders  of  Performance Share
                  ------------------------
Awards  shall have no voting or  dividend  rights  until such time as any Common
Shares are issued pursuant thereto, at which time they shall have the same voting, dividend and other rights as the Company's other stockholders.

ARTICLE 10.  PROTECTION AGAINST DILUTION; ADJUSTMENT OF AWARDS.

         10.1     General.  In  the  event of a  subdivision  of the outstanding
                  -------
Common  Shares,  a  declaration  of a  dividend  payable  in  Common  Shares,  a declaration of a dividend payable in a form other than Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options, Restricted Shares and Performance Share Awards available for future Awards under Article 3,
(b) the maximum number of Common Shares which may be granted under Article 3 to any one Participant in any one fiscal year either subject to an Option or as Restricted Shares or Performance Share Awards, (c) the number of Performance Share Awards included in any prior Award which has not yet been settled, (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option.

         10.2     Reorganizations.  Subject to the provisions of Section 5.7, in
                  ---------------
the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Performance Share Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

         10.3     Reservation of Rights.  Except as provided in this Article 10,
                  ---------------------
a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

ARTICLE 11. LIMITATION OF RIGHTS.

         11.1     Employment  Rights.  Neither  the  Plan  nor any Award granted
                  ------------------
under the Plan shall be deemed to give any individual a right to remain employed by the Company or any Subsidiary. The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written employment agreement (if any).

         11.2     Stockholders' Rights.  A  Participant shall  have  no dividend
                  --------------------
rights, voting or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of such Common Shares, whether by issuance of a certificate, book entry or other procedure. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 7, 9 and 10.

         11.3     Creditors' Rights.  A holder of Performance Share Awards shall
                  -----------------
have no rights other than those of a general creditor of the Company. Performance Share Awards represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

         11.4     Government  Regulations.  Any  other  provision  of  the  Plan
                  -----------------------
notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

           (a) Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

           (b) Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed on the New York Stock Exchange or any other securities exchange on which Common Shares are then listed.

ARTICLE 12.  LIMITATION OF PAYMENTS.

         12.1     Basic Rule.  Any  provision   of  the  Plan  to  the  contrary
                  ----------
notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer in the nature of compensation to or for the benefit of a Participant, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided, however, that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 12. For purposes of this Article 12, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

         12.2     Reduction of Payments.  If  the  Auditors  determine  that any
                  ---------------------
Payment would be nondeductible because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election, the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 12, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 12 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan, and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         12.3     Overpayments and Underpayments.  As a result of uncertainty in
                  ------------------------------
the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company on demand, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section  4999 of the Code.  In the event  that the  Auditors  determine  that an
Underpayment  has  occurred,   such  Underpayment  shall  promptly  be
paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         12.4     Related  Corporations.   For purposes of this Article 12,  the
                  ---------------------
term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 13. WITHHOLDING TAXES.

         13.1     General. To the extent required by applicable federal,  state,
                  -------
local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

         13.2     Nonstatutory Options, Restricted Shares or  Performance  Share
                  --------------------------------------------------------------
Awards.  The  Committee  may permit an  Optionee  who  exercises  NQSOs,  or who
------
receives Awards of Restricted Shares, or who receives Common Shares pursuant to the terms of a Performance Share Award, to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Common Shares that otherwise would be issued to him or her under such Awards. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

ARTICLE 14.  ASSIGNMENT OR TRANSFER OF AWARD.

         14.1     General Rule. Any Award  granted  under the Plan  shall not be
                  ------------
anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except to the extent specifically permitted by Section 14.2.

         14.2     Exceptions to General Rule. Notwithstanding Section 14.1, this
                  --------------------------
Plan shall not preclude (i) a Participant from designating a beneficiary to succeed, after the Participant's death, to those of the Participant's Awards (including without limitation, the right to exercise any unexercised Options) as may be determined by the Company from time to time in its sole discretion, (ii) a transfer of any Award hereunder by will or the laws of descent or distribution, or (iii) a voluntary transfer of an Award (other than an ISO) to a trust or partnership for the exclusive benefit of one or more members of the Participant's family, but only if the Participant has sole investment control over such trust or partnership.

ARTICLE 15.  FUTURE OF PLANS.

         15.1     Term of the Plan. The Plan, as set forth herein, shall  become
                  ----------------
effective on May 7, 2001. The Plan shall remain in effect until it is terminated under Section 15.2, except that no ISOs shall be granted after May 6, 2011.

         15.2     Amendment or Termination.  The  Committee may, at any time and
                  ------------------------
for any reason, amend or terminate the Plan; provided, however, that any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules.

         15.3     Effect of Amendment or  Termination.   No  Award shall be made
                  -----------------------------------
under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option, Restricted Share or Performance Share Award previously granted under the Plan.

ARTICLE 16.  DEFINITIONS.

         16.1 "Award" means any award of an Option, a Restricted Share or a Performance Share Award under the Plan.

         16.2 "Award Year" means a fiscal year beginning January 1 and ending December 31 with respect to which an Award may be granted.

         16.3 "Board" means the Company's Board of Directors, as constituted from time to time.

         16.4 "Change in Control" means the occurrence of any of the following events after the effective date of the Plan as set out in Section 15.1:

           (a) A change in control required to be reported pursuant to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

           (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

           (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital

         Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

         16.5     "Code" means the Internal Revenue Code of 1986, as amended.

         16.6 "Committee" means the Compensation Committee of the Board, as constituted from time to time.

         16.7 "Common Share" means one share of the common stock of the Company.

         16.8 "Company" means The Charles Schwab Corporation, a Delaware corporation.

         16.9 "Disability" means the inability to engage in any substantial gainful activity considering the Participant's age, education and work experience by reason of any medically determined physical or mental impairment that has continued without interruption for a period of at least six months and that can be expected to be of long, continued and indefinite duration. All determinations as to whether a Participant has incurred a Disability shall be made by the Employee Benefits Administration Committee of the Company, the findings of which shall be final, binding and conclusive.

         16.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         16.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         16.12 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         16.13 "Fair Market Value" means the market price of a Common Share, determined by the committee as follows:

           (a) If the Common Share was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

           (b) If the Common Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

           (c) If the Common Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

           (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         16.14    "ISO" means an incentive stock option described in section 422
(b) of the Code.

         16.15 "Key Employee" means (1) a key common-law employee of the Company or any Subsidiary, as determined by the Committee, or (2) a non-employee director of any Subsidiary, as determined by the Committee.

         16.16 "Named Executive Officer" means a Participant who, as of the date of vesting of an Award is one of a group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

         16.17 "Non-Employee Director" means a member of the Board who is not a common-law employee.

         16.18 "NQSO" means an employee stock option not described in sections 422 through 424 of the Code.

         16.19 "Option" means an ISO or NQSO or, in the case of a Key Employee who is subject to the tax laws of a foreign jurisdiction, an option qualifying for favorable tax treatment under the laws of such jurisdiction, including a Replacement Option, granted under the Plan and entitling the holder to purchase one Common Share.

         16.20 "Optionee" means an individual, or his or her estate, legatee or heirs at law that holds an Option.

         16.21 "Participant" means a Non-Employee Director or Key Employee who has received an Award.

         16.22 "Performance Share Award" means the conditional right to receive in the future one Common Share, awarded to a Participant under the Plan.

         16.23 "Plan" means this 1992 Stock Incentive Plan of The Charles Schwab Corporation, as it may be amended from time to time.

         16.24 "Replacement Option" means an Option that is granted when a Participant uses a Common Share held or to be acquired by the Participant to exercise an Option and/or to satisfy tax withholding requirements incident to the exercise of an Option.

         16.25 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

         16.26 "Retirement" shall mean any termination of employment of an Optionee for any reason other than death at any time after the Optionee has attained Retirement Age. For this purpose, Retirement Age shall mean age fifty
(50), but only if, at the time of such termination, the Participant has been credited with at least seven (7) Years of Service under the SchwabPlan Retirement Savings and Investment Plan; provided, however, that if at the time of grant of an Option an Optionee is a Participant in a qualified retirement plan maintained by a Subsidiary (other than the SchwabPlan Retirement Savings and Investment Plan), then Retirement Age shall have the same meaning as the Normal Retirement Date as defined in such plan.

         16.27 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Performance Share Award which contains the terms, conditions and restrictions pertaining to such Restricted Share or Performance Share Award.

         16.28 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her option.

         16.29 "Subsidiary" means any corporation or other entity, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation (or ownership interest of such other entity). A corporation or other entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                   ADDENDUM A

                  The provisions of the Plan, as amended by the terms of this Addendum A, shall apply to the grant of Approved Options to Key U.K. Employees.

                  1.    For  purposes  of  this  Addendum   A,   the   following
definitions shall apply in addition to those set out in section 16 of the Plan:

                  APPROVED OPTION Means a stock option designed to qualify as an approved executive share option under the Taxes Act;

                  INLAND REVENUE means the Board of the Inland Revenue in the United Kingdom.

                  KEY U.K. EMPLOYEE means a designated employee of Sharelink Investment Services plc or any subsidiary (as that term is defined in the Companies Act 1985 of the United Kingdom, as amended) of which Sharelink Investment Services plc has control for the purposes of section 840 of the Taxes Act;

                  TAXES ACT means the Income and Corporation Taxes Act 1988 of the United Kingdom.

                  2. An Approved Option may only be granted to a Key U.K. Employee who:

                        (i)      is employed on a full-time basis; and

                        (ii) does not fall within the provisions of paragraph 8 of Schedule 9 to the Taxes Act.

                  For purposes of this section 2(i) of Addendum A, "full-time" shall mean an employee who is required to work 20 hours per week, excluding meal breaks.

                  3. No Approved Option may be granted to a Key U.K. Employee if it would cause the aggregate of the exercise price of all subsisting Approved Options granted to such employee under the Plan, or any other subsisting options granted to such employee under any other share option scheme approved under
Schedule 9 of the Taxes Act and established by the Company or an associated company, to exceed the higher of (a) one hundred thousand pounds sterling and
(b) four times such employee's relevant emoluments for the current or preceding year of assessment (whichever is greater); but where there were no relevant emoluments for the previous year of assessment, the limit shall be the higher of one hundred thousand pounds sterling or four times such employee's relevant emoluments for the period of twelve months beginning with the first day during the current year of assessment in respect of which there are relevant emoluments. For the purpose of this section 3 of Addendum A, "associated company" means an associated company within the meaning of section 416 of the Taxes Act; "relevant emoluments" has the meaning given by paragraph 28(4) of Schedule 9 to the Taxes Act and "year of assessment" means a year beginning on any April 6 and ending on the following April 5.

                  4.    Common  Shares  issued  pursuant  to  the  exercise   of
Approved Options must satisfy the conditions specified in paragraphs 10 to 14 of
Schedule 9 to the Taxes Act.

                  5. Notwithstanding the provisions of Section 5.4 of the Plan, the exercise price of an Approved Option shall not be less than 100 percent of the closing price of a Common Share as reported in the New York Stock Exchange Composite Index on the date of grant.

                  6. No Approved Option may be exercised at any time by a Key U.K. Employee when that Key U.K. Employee falls within the provisions of paragraph 8 of Schedule 9 to the Taxes Act. If at any time the shares under an Approved Option cease to comply with the conditions in paragraphs 10 to 14 of
Schedule 9 to the Taxes Act, then all Approved Options then outstanding shall lapse and cease to be exercisable from the date of the shares ceasing so to comply, and no optionee shall have any cause of action against the Company, Sharelink Investment Services plc or any subsidiary of the Company or any other person in respect thereof.

                  7. An Approved Option may contain such other terms, provisions and conditions as may be determined by the Committee consistent with the Plan, provided that the approved option otherwise complies with the requirements for approved executive option schemes specified in Schedule 9 of the Taxes Act.

                  8. In relation to an Approved Option, notwithstanding the terms of section 10.1 of the Plan, no adjustment shall be made pursuant to section 10.1 of the Plan to any outstanding Approved Options without the prior approval of the Inland Revenue.

                  9. In relation to an Approved Option any Key U.K. Employee shall make arrangements satisfactory to the Company for the satisfaction of any tax withholding or deduction -- at -- source obligations that arise by reason of the grant to him or her of such option, or its subsequent exercise.

                  10. In relation to an Approved Option, in addition to the provisions set out in section 15.2 of the Plan, no amendment which affects any of the provisions of the Plan relating to Approved Options shall be effective until approved by the Inland Revenue, except for such amendment as are required to obtain and maintain the approval of Inland Revenue pursuant to Schedule 9 to the Taxes Act.

                         THE CHARLES SCHWAB CORPORATION

                  ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

                (AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 2001)

I.       PURPOSES

         The purposes of this Annual Executive Individual Performance Plan (the "Plan") are: (a) to provide greater incentive for key executives to continually exert their best efforts on behalf of The Charles Schwab Corporation (the "Company") by rewarding them for services rendered with incentive compensation that is in addition to their regular salaries; (b) to attract and to retain in the employ of the Company persons of outstanding competence; and (c) to further align the interests of such employees with those of the Company's stockholders through a strong performance-based reward system.

II.      FORM OF AWARDS

         Incentive compensation awards under this Plan shall be generally granted in cash, less any applicable withholding taxes; provided that the Committee may determine, from time to time, that all or a portion of any award may be paid in the form of an equity based incentive, including without limitation stock options, restricted shares, or outright grants of Company stock. The number of shares and stock options granted in any year, when added to the number of shares and stock options granted for such year pursuant to the Company's Corporate Executive Bonus Plan, shall in no event exceed .5% of the outstanding shares of the Company.

III.     DETERMINATION OF AWARDS

         1. Incentive awards for participants shall be determined annually. The participants in the Plan shall be the executive officers who are selected by the Compensation Committee of the Board of Directors (the "Committee") to participate in the Charles Schwab Corporate Executive Bonus Plan (the "CEB Plan"), except that the President and Co-Chief Executive Officer shall not be eligible to participate in the Plan. Payouts under the CEB Plan are defined by reference to a target percentage of base salary determined, from time to time, by the Committee and pursuant to a payout matrix, adopted from time to time by the Committee, that uses net revenue growth and consolidated pretax profit margin as the financial performance criteria to determine awards. Each participant shall have a bonus target under the Plan equal to such Participant's bonus target under the CEB Plan, multiplied by 160%. Payouts described in this subsection shall be calculated and paid on an annual basis.

         2. With respect to payments made pursuant to Section III.1, the amount of base salary included in the computation of incentive awards pursuant to the CEB Plan shall not exceed 250% of the base salary in effect for the officer holding the same or substantially similar position on March 31, 2000. In addition,
               (i) the maximum target incentive percentage pursuant to the CEB Plan shall be 100% of base salary and (ii) the maximum award pursuant to the CEB Plan shall be 400% of the participant's target award.

         3. Notwithstanding anything to the contrary contained in this Plan, the Committee shall have the power, in its sole discretion, to reduce the amount payable to any Participant (or to determine that no amount shall be payable to such Participant) with respect to any award prior to the time the amount otherwise would have become payable hereunder. In the event of such a reduction, the amount of such reduction shall not increase the amounts payable to other participants under the Plan.

IV.      ADMINISTRATION

         1. Except as otherwise specifically provided, the Plan shall be administered by the Committee. The Committee members shall be appointed pursuant to the Bylaws of the Company, and the members thereof shall be ineligible for awards under this Plan for services performed while serving on said Committee.

         2. The decision of the Committee with respect to any questions arising as to interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be, in its sole and absolute discretion, final, conclusive and binding.

V.       ELIGIBILITY FOR AWARDS

         1. Awards under the Plan shall be granted by the Committee to those employees who are eligible to participate in the CEB Plan. This is intended to include the Vice Chairmen, Executive Vice Presidents, and other officers having comparable positions.

               No award may be granted to a member of the Company's Board of Directors except for services performed as an employee of the Company.

         2. Except in the event of retirement, death, or disability, to be eligible for an award an employee must be employed by the Company as of the date awards are calculated and approved by the Committee under this Plan.

         3. For purposes of this Plan, the term "employee" shall include an employee of a corporation or other business entity in which this Company shall directly or indirectly own 50% or more of the outstanding voting stock or other ownership interest.

VI.      AWARDS

         1. The Committee shall determine each year the payments, if any, to be made under the Plan. Awards for any calendar year shall be granted not later than the end of the first quarter of the calendar year, and payments pursuant to the Plan shall be made as soon as practicable after the close of the calendar year.

         2. Upon the granting of awards under this Plan, each participant shall be informed of his or her award by his or her direct manager and that such award is subject to the applicable provisions of this Plan.

VII.     DEFERRAL OF AWARDS

         1. A participant in this Plan who is also eligible to participate in The Charles Schwab Corporation Deferred Compensation Plan may elect to defer payments pursuant to the terms of that plan.

VIII.    RECOMMENDATIONS AND GRANTING OF AWARDS

         1. Recommendations for awards shall be made to the Committee by the Co-Chief Executive Officers.

         2. Any award shall be made in the sole discretion of the Committee, which shall take final action on any such award. No person shall have a right to an award under this Plan until final action has been taken granting such award.

IX.      AMENDMENTS AND EXPIRATION DATE

         While it is the present intention of the Company to grant awards annually, the Committee reserves the right to modify this Plan from time to time or to repeal the Plan entirely, or to direct the discontinuance of granting awards either temporarily or permanently; provided, however, that no modification of this plan shall operate to annul, without the consent of the beneficiary, an award already granted hereunder; provided, also, that no modification without approval of the stockholders shall increase the maximum amount which may be awarded as hereinabove provided.

X.       MISCELLANEOUS

         All expenses and costs in connection with the operation of this Plan shall be borne by the Company and no part thereof shall be charged against the awards anticipated by the Plan. Nothing contained herein shall be construed as a guarantee of continued employment of any participant hereunder. This Plan shall be construed and governed in accordance with the laws of the State of California.

                         THE CHARLES SCHWAB CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, MAY 7, 2001
                                2:00 P.M. (PST)

                                THE PALACE HOTEL
                             2 NEW MONTGOMERY STREET
                            SAN FRANCISCO, CALIFORNIA



     THE ANNUAL MEETING OF STOCKHOLDERS WILL BE BROADCAST OVER THE INTERNET. FOR INFORMATION ABOUT THE REAL-TIME WEBCAST, VISIT WWW.SCHWABEVENTS.COM.

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[CHARLES SCHWAB         THE CHARLES SCHWAB CORPORATION
 LOGO APPEARS           101 MONTGOMERY STREET
 HERE]                  SAN FRANCISCO, CA 94104                           PROXY
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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING
ON MAY 7, 2001.

The shares of stock you hold in your account, as well as any shares you hold under The Charles Schwab Corporation Dividend Reinvestment and Stock Purchase Plan, The SchwabPlan Retirement Savings and Invest-ment Plan, the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies, and/or the U.S. Trust Corporation Employee Stock Purchase Plan will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, YOUR SHARES WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

By signing the proxy, you revoke all prior proxies and appoint Charles R. Schwab and David S. Pottruck, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.







                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                        COMPANY #
                                                        CONTROL #




THERE ARE THREE WAYS TO VOTE YOUR SHARES

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK*** EASY***IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m., Central time, on May 4, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

o  Follow the simple instructions the voice provides you.


VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/SCH/ -- QUICK***EASY***IMMEDIATE

o Use the Internet to vote your shares 24 hours a day, 7 days a week, until 12:00 p.m., Central time, on May 4, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic proxy.

o  You will have the option to receive all future materials via the Internet.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Charles Schwab Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.


     IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.
                               Please detach here



       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1. Election of directors: 01 Donald G. Fisher   02 Anthony M. Frank
                          03 Jeffrey S. Maurer  04 Arun Sarin

               [ ]  Vote FOR all nominees (except as marked)
               [ ]  Vote WITHHELD from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, ______ WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)|______|

2. Approval of Amendment to Certificate of Incorporation to increase the number of authorized shares of common stock.
           [ ]For       [ ] Against       [ ] Abstain

3. Approval of 2001 Stock Incentive Plan.
           [ ]For       [ ] Against       [ ] Abstain


4. Approval of Annual Executive Individual Performance Plan, as amended.
           [ ]For       [ ] Against       [ ] Abstain


WHEN THIS PROXY IS PROPERLY EXECUTED YOUR SHARES WILL BE VOTED: (1) AS DIRECTED; (2) FOR EACH PROPOSAL IF NO DIRECTION IS GIVEN; AND (3) ACCORDING TO THE BEST JUDGMENT OF CHARLES R. SCHWAB AND DAVID S. POTTRUCK IF ANY OTHER MATTER COMES BEFORE THE ANNUAL MEETING FOR A VOTE.

Address Change? Mark Box   [ ]  Indicate changes below:

                            Date ------------------------------------------

                            Signature(s) in Box

                            Please sign exactly as your name(s) appear on the proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.